As filed with the Securities and Exchange Commission on February 27, 2002


                            Registration No. 333-9217

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]


               Pre-Effective Amendment No.                                 [   ]
                                            -----
               Post-Effective Amendment No.   13                             [X]
                                            ------


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


               Amendment No.   15                                            [X]
                             ------


                               ORCHARD SERIES FUND
               (Exact Name of Registrant as Specified in Charter)

             8515 E. Orchard Road, Greenwood Village, Colorado 80111
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 737-3000

                                  W.T. McCallum
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            James F. Jorden, Esquire
                                 Jorden Burt LLP
                 1025 Thomas Jefferson St. N. W., Suite 400 East
                          Washington, D. C. 20007-0805

Approximate Date of Proposed Public Offering: Upon this Registration Statement being declared effective.

It is proposed that this filing will become effective (check appropriate box)


        [ ___ ] immediately upon filing pursuant to paragraph (b) of Rule 485 [X] on February 28, 2002 pursuant to paragraph (b) of Rule 485
        [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [ ] on _________________ pursuant to paragraph (a)(1) of Rule 485
        [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
        [ ] on _________________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                               ORCHARD SERIES FUND
                          The Orchard Money Market Fund
                          The Orchard DJIASM Index Fund
                      The Orchard Nasdaq-100 Index(R) Fund
                        The Orchard S&P 500 Index(R) Fund
                           The Orchard Index 600 Fund


                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                (800) 338 - 4015

This Prospectus describes four mutual funds that emphasize long-term growth of capital, and one (a money market fund) that emphasizes preservation of invested capital. GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, serves as investment adviser to each of the Funds.

Each Fund is a separate mutual fund of the Orchard Series Fund (the "Trust"). This Prospectus contains important information about each Fund, which you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                The date of this Prospectus is February 28, 2002.



                                    CONTENTS


The Funds at a Glance.......................................................................... ..........3

Performance ..............................................................................................7

Fees and Expenses....................................................................................... 12

More Information About the Principal Investment Objectives, Investments,
Investment  Strategies, and Risks of the Funds.....................................                      13

Management of the Funds.............................................................................     16

Important Information About Your Investment...........................................                   17

Investing in the Funds...................................................................................17

Financial Highlights...............................................................................      21






                              THE FUNDS AT A GLANCE

The following information about each Fund is only a summary of important information you should know. More detailed information about the Funds' investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in any of the Funds.


ORCHARD MONEY MARKET FUND.

The investment objective for this Fund is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

The principal investment strategies for this Fund include:

o Invest in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

o   Investing in high-quality, short-term debt securities.

o Investing in securities that, when purchased, have one of the two highest ratings for short-term debt by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).

o   Investing in securities which are only denominated in U.S. dollars.


o Maintaining a dollar-weighted average portfolio maturity of 90 days or less.


The principal investment risks for this Fund include:

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For example, the Fund could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

o The market value of a money market instrument is affected by changes in interest rates. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which were previously purchased and held by the Fund will have lower yields. Generally, the longer the maturity of a security, the greater is interest rate risk.

o A money market instrument's value can be affected by changes in its credit quality rating or its issuer's financial conditions. An issuer may default on its obligations to pay principal and/or interest, potentially reducing the Fund's income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all the Fund's securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Fund owns do not extend to shares of the Fund itself.

o When the Fund is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Fund were more extensively invested in other types of money market instruments.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ORCHARD STOCK INDEX FUNDS.

The investment objective for each of the Index Funds is to:

o Seek investment results that track as closely as possible the total return of the common stocks that comprise its benchmark index.

The principal investment strategies for each Index Fund are as follows:


o Under normal circumstances, each Index Fund invests at least 80% of its assets in common stocks of the applicable benchmark index. Each Index Fund attempts to replicate the performance of its specific benchmark index by purchasing the underlying common stocks comprising the benchmark index. Depending on the level of assets in the Fund, each Index Fund may not hold all of the securities of its benchmark index. Instead, each Index Fund may hold a representative sample of securities included in its benchmark index. Each Index Fund may also invest in products derived from the specific benchmark index in order to achieve its goal of replicating the performance of its benchmark index.


o Each Index Fund may use futures contracts on market indexes and options on the futures contracts as a means of tracking its benchmark index.

 The applicable benchmark indexes are:

               FUND                                       BENCHMARK INDEX


        Orchard DJIASM Index Fund                   Dow Jones Industrial  AverageSM  ("DJIASM")
        Orchard Orchard Nasdaq-100 Index(R)Fund     Nasdaq-100 Index(R)
        Orchard Index 600 Fund                      S&P SmallCap 600 Stock Index(R)
        Orchard S&P 500 Index(R)Fund                S&P 500(R)Composite Stock Price Index


The Dow Jones Industrial AverageSM is a price-weighted index of thirty stocks chosen by Dow Jones & Company, Inc. as being representative of the U.S.
economy as a whole. A price-weighted index is computed by adding the price of all the component stocks together and dividing by a factor that takes into account changes to the index composition (among other factors) over time. The DJIASM is generally acknowledged to be the most recognized stock market indicator, quoted by most major domestic news services as the measure of the performance of the stock market as a whole. Total returns for the DJIASM assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in these stocks.

The Nasdaq-100 Index(R) is a widely-recognized, unmanaged, modified-market, value-weighted index representing the largest and most actively traded stock issues listed on The Nasdaq Stock Market. It is generally acknowledged that the Nasdaq -100 Index(R) represents the performance of the large-cap technology sector of the entire stock market.

Total returns for the Nasdaq-100 Index(R) assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in these stocks.


The S&P 500(R) Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged, market-value weighted index of 500 stock prices. The stocks that make up the S&P 500(R) are issued by large companies (companies with an average market capitalization of $148 billion) and trade on the New York Stock Exchange, the American Stock Exchange, or The Nasdaq Stock Market. It is generally acknowledged that the S&P 500(R) broadly represents the performance of publicly traded common stocks in the United States.

The S&P Small Cap 600 Stock Index(R) (the "S&P 600") is a widely recognized, unmanaged index of 600 stock prices. The index is market-value weighted, meaning that each stock's influence on the index's performance is directly proportional to that stock's "market value" (stock price multiplied by the number of outstanding shares). The stocks that make up the S&P 600(R) are issued by small companies (companies with a market capitalization between approximately $80 million and $3 billion, with an average market capitalization of $1.1 billion) and trade on the New York Stock Exchange, American Stock Exchange, or The Nasdaq Stock Market. The S&P 600(R) is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

Both the S&P 600(R) and the S&P 500(R) are sponsored by Standard & Poor's(R), which is responsible for determining which stocks are represented on the indexes. Total returns for the S&P 600(R) and the S&P 500(R) assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.


The principal investment risks shared by all the Index Funds include:

o At any given time, your shares of any of the Index Funds could be worth less than what you paid for them.

o Stocks are volatile and can decline in value significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy, or the market as a whole.

o It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. Therefore, it is possible that an Index Fund could have poor investment results even if it is successful in tracking the return of the benchmark index.

o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.


o Several factors will affect an Index Fund's ability to track precisely the performance of its benchmark index. For example, unlike benchmark indexes, which are merely unmanaged groups of securities, each Index Fund has operating expenses and those expenses will reduce the Index Fund's total return. In addition, an Index Fund may own less than all the securities of a benchmark index, which also may cause a variance between the performance of the Index Fund and its benchmark index. Furthermore, while an Index Fund remains small in relation to the overall market cap of the index and number of shares in the index it may have a greater risk that its performance will not match that of the index.


o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included in the index and the price of a futures contract will not match. There is also a risk that the Fund could be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk that the use of these types of derivative techniques could cause the Fund to lose more money than if the Fund had actually purchased the underlying securities. This is because derivatives magnify gains and losses.


Each of the Index Funds is classified as "non-diversified." This allows each Index Fund to invest more than 5% of its assets in the stock of a single company. To the extent an Index Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that stock of the company.


o   In addition, although the Index Funds do not seek to "concentrate"
    (in other words, invest 25% or more of its total assets) in stocks representing any particular industry, each Index Fund will so concentrate to the extent consistent with the relevant industry weightings of their respective benchmark indexes. To the extent an Index Fund invests a greater percentage of its assets in a single company or industry, the Fund has greater exposure to the performance and risks of that company or industry.

The Orchard DJIASM Index Fund has the following additional risks:

The Orchard DJIASM Index Fund invests in a relatively small group of securities listed on the major stock exchanges. The risk that the value of an individual security or particular type of security can be more volatile than the market as a whole, or can perform differently than the market as a whole, is magnified if that particular security falls within the small grouping in which the Orchard DJIASM Index Fund invests.

The Orchard Nasdaq-100 Index(R) Fund has the following additional risks:


The Orchard Nasdaq-100 Index(R) Fund invests in a relatively small grouping of securities listed on the Nasdaq Stock Market. Currently, the Orchard Nasdaq-100 Index(R) Fund invests heavily in technology stocks, or in the technology "sector." The risk that the value of an individual security, particular type of security or business sector can be more volatile than the market as a whole, or can perform differently than the market as a whole, is magnified if that particular security falls within the small grouping in which the Orchard Nasdaq-100 Index(R) Fund invests.


The Orchard Index 600 has the following additional risk:

The Orchard Index 600 Fund invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Small companies are often dependent on a small number of products and have limited financial resources. They may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision.


PERFORMANCE

Total Return


The bar charts and table that follow provide an indication of the risk of investing in the Funds. The bar charts show the Funds' performance for each calendar year since inception. The table that follows the bar charts shows how the Funds' average annual total returns before and after taxes for the one-year period ending December 31, 2001, and for the period since inception, compare to a broad based stock market index. The returns shown below are historical and are not an indication of future performance.


                           YEAR-BY-YEAR ANNUAL RETURNS
[OBJECT OMITTED]

During the periods shown in the chart for the Orchard Money Market Fund, the highest return for a quarter was 1.86% (quarter ending September 2000) and the lowest return for a quarter was 0.54% (quarter ending December 2001).


Yield


Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. As of December 31, 2001, the yield for the Orchard Money Market Fund was as follows:


                                  7-Day Yield                   Effective Yield

Orchard Money Market Fund            1.71%                           1.72%


                     YEAR-BY-YEAR ANNUAL RETURNS (continued)

                                       [OBJECT OMITTED]

During the periods shown in the chart for the Orchard S&P 500 Index(R) Fund, the highest return for a quarter was 21.16% (quarter ending December 1998) and the lowest return for a quarter was -14.81% (quarter ending September 2001).




                                       [OBJECT OMITTED]


During the periods shown in the chart for the Orchard Index 600 Fund, the highest return for a quarter was 20.51% (quarter ending December 2001) and the lowest return for a quarter was -20.76% (quarter ending September 1998).





                     YEAR-BY-YEAR ANNUAL RETURNS (continued)

                                       [OBJECT OMITTED]

During the periods shown in the chart for the Orchard Nasdaq-100 Index(R) Fund, the highest return for a quarter was 34.51% (quarter ending December 2001) and the lowest return for a quarter was -36.36% (quarter ending September 2001).

                                       [OBJECT OMITTED]

During the periods shown in the chart for the Orchard DJIASM Index Fund, the highest return for a quarter was 13.60% (quarter ending December 2001) and the lowest return for a quarter was -15.46% (quarter ending September 2001).



                          Inception Date of      Average             Past 1 Year     Life of Fund
                          Fund                   Annual Total
AVERAGE ANNUAL TOTAL                             Returns
RETURNS

For the periods ended
December 31, 2001:

Fund

                      -------------------------- -------------- ---------------------------------
--------------------- ------------ ------------------------------- ------------- ----------------

Orchard Money         February     Return Before Taxes                3.76%           5.01%
Market Fund           3, 1997

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Donoghue Money Fund Report1        3.51%      (not available)

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

Orchard S&P 500       February     Return Before Taxes               -12.39%          8.86%
Index(R)Fund           3, 1997

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on             -12.77%          7.90%
                                   Distributions

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on             -10.04%          7.16%
                                   Distributions and Sale of
                                   Fund Shares

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   S&P 500 Index(R)2  (Reflects no     -11.88%          9.53%
                                   deduction for fees, expenses,
                                   or taxes)

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

Orchard 600 Index     February     Return Before Taxes                5.97%           9.75%
Fund                  3, 1997

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on              4.89%           7.97%
                                   Distributions

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on              4.67%           7.44%
                                   Distributions and Sale of
                                   Fund Shares

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   S&P SmallCap 600 Index(R)2           6.54%          10.48%
                                   (Reflects no deduction for
                                   fees, expenses, or taxes)

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

Orchard DJIA SM       August 25,   Return Before Taxes                -6.10%         -6.74%
Index Fund            2000

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on              -6.56%         -7.21%
                                   Distributions

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on              -5.11%         -5.60%
                                   Distributions and Sale of
                                   Fund Shares

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Dow Jones Industrial Average       -5.44%         -6.50%
                                   SM 3 (Reflects no deduction
                                   for fees, expenses, or taxes)

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

Orchard Nasdaq-100    August 25,   Return Before Taxes               -33.08%         -47.23%
Index(R)Fund           2000

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on             -33.08%         -47.23%
                                   Distributions

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on             -26.47%         -36.68%
                                   Distributions and Sale of
                                   Fund Shares

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Nasdaq-100 Index(R)4 (Reflects     -32.62%         -50.91
                                   no deduction for fees,
                                   expenses, or taxes)

--------------------- ------------ ------------------------------- ------------- ----------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

In addition, a fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


Notes to Average Annual Returns Table:

1The Donoghue Money Fund Report is a broad measure of money funds, and is broken down into three categories: Government, All Taxable and All Tax-Free. The funds are broken down even further within the categories into first tier, second tier, government institutional, first tier institutional, and second tier institutional. Information is collected by a statistical team on a daily and weekly basis. The Donoghue Money Fund Report is released on a monthly basis and is used as a comparative tool for the Orchard Money Market Fund.

2Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "S&P 600(R)," "Standard & Poor's 500", "Standard & Poor's SmallCap 600 Index" and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Life & Annuity Insurance Company and its majority-owned subsidiaries and affiliates. Orchard Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Orchard Series Fund.

3The DJIASM is sponsored by Dow Jones & Company, Inc., which is responsible for determining which stocks are included in the DJIASM. "Dow JonesSM," "Dow Jones Industrial AverageSM" and "DJIASM" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Orchard Series Fund. The Orchard DJIASM Index Fund is based on the Dow Jones Industrial AverageSM. Orchard Series Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc., and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in Orchard Series Fund or the Orchard DJIASM Index Fund. Dow Jones will not have any liability in connection with the Orchard DJIASM Index Fund. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about: 1) the results to be obtained by the Orchard DJIASM Index Fund, the owner of the Orchard DJIASM Index Fund or any other person in connection with the use of the Orchard DJIASM Index Fund and the data included in the Orchard DJIASM Index Fund; 2) the accuracy or completeness of the Orchard DJIASM Index Fund and its data; or 3) the merchantability and the fitness for a particular purpose or the use of the Orchard DJIASM Index Fund and its data. Dow Jones will have no liability for any errors, omissions or interruption in the Orchard DJIASM Index Fund or its data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between Orchard Series Fund and Dow Jones is solely for their benefit and not for the benefit of the owners of the Orchard DJIASM Index Fund or any other third parties.

4Nasdaq(R) determines the components of the Nasdaq-100 Index(R), and calculates, maintains and disseminates the Nasdaq-100 Index(R). The Orchard Nasdaq-100 Index(R) Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to Orchard Series Fund. The Corporations make no representation or warranty, express or implied, to Orchard Series Fund or any member of the public regarding the advisability of investing in securities generally or in the Orchard Nasdaq-100 Index(R) Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Orchard Series Fund is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R), which is determined, composed and calculated by Nasdaq without regard to Orchard Series Fund or the Orchard Nasdaq-100 Index(R) Fund . Nasdaq has no obligation to take the needs of Orchard Series Fund or the Orchard Nasdaq-100 Index(R) Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Orchard Nasdaq-100 Index(R) Fund to be issued or in the determination or calculation of the equation by which the Orchard Nasdaq-100 Index(R) Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Orchard Nasdaq-100 Index(R) Fund. THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

        Sales Load Imposed on Purchases.....................................NONE

        Sales Load Imposed on Reinvested Dividends..........................NONE

        Deferred Sales Load.................................................NONE

        Redemption Fees.....................................................NONE

        Exchange Fees.......................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

            Fund                Management   Distribution       Other       Total Annual Fund
                                   Fees      (12b-1) Fees     Expenses     Operating Expenses


Orchard Money Market Fund         0.20%          0.00%             4.06%          4.26% *
Orchard DJIASM Index Fund         0.60%          0.00%             0.00%          0.60%

Orchard Nasdaq-100
Index(R)Fund                      0.60%          0.00%             0.00%          0.60%
Orchard S&P 500 Index(R)Fund      0.60%          0.00%             0.00%          0.60%
Orchard Index 600 Fund            0.60%          0.00%             0.00%          0.60%


*GW Capital Management has voluntarily agreed to reimburse "Other Expenses" for the Orchard Money Market Fund for an indefinite period of time. Because of this agreement, the total annual fund operating expenses which were charged for the Orchard Money Market Fund were 0.46% of net assets. GW Capital Management can terminate the voluntary fee waiver at any time.



Fund Expense Examples

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses (before any reimbursement) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund                                1 Year         3 Years       5 Years            10 Years


Orchard Money Market Fund1          $   437       $ 1,377       $  2,413         $   5,492
Orchard DJIASM Index Fund           $    62       $   194            340               774
Orchard Nasdaq-100 Index(R)Fund     $    62       $   194            340               774

Orchard S&P 500 Index(R)Fund        $    62       $   194       $    340         $     774
Orchard Index 600 Fund              $    62       $   194       $    340         $     774

--------
1 Following are Fund Expense Examples After Fee Reimbursement

Fund                         1 Year         3 Years       5 Years       10 Years
Orchard Money Market Fund    $  47          $  149        $  261        $  593


MORE  ABOUT  THE  PRINCIPAL  INVESTMENT  OBJECTIVES,   INVESTMENTS,   INVESTMENT
                       STRATEGIES, AND RISKS OF THE FUNDS

The following pages contain more detailed information about the types of securities in which each of the Orchard Series Funds may invest, strategies GW Capital Management may use to achieve each Fund's principal investment objectives, and a summary of the principal risks. A complete listing of each Fund's investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information. All percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security.

No Fund should be considered to be a complete investment program by itself. You should consider your own investment objectives as well as your other investments when deciding whether to purchase shares of any Fund. For all of the Orchard Series Funds, before investing, you should carefully consider your own investment goals, time horizon (the amount of time you plan to hold shares of a Fund) and risk tolerance. There is no guarantee that any Fund will meet its investment objective.

The Orchard Money Market Fund

The Orchard Money Market Fund's Principal Investment Objective

 The Orchard Money Market Fund's principal investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Orchard Money Market Fund Principal Investments and Investment Strategy

The Orchard Money Market Fund principally invests in short-term securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government and securities of agencies of the U.S. Government, including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. The Fund may also invest in short-term corporate securities that, at the time of their purchase, are: 1) rated in one of the two highest categories by at least one nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P; or 2) deemed by GW Capital Management under the guidelines of the Trust's Board of Trustees (the "Board of Trustees") to be of comparable quality to such rated securities. Furthermore, the Orchard Money Market Fund invests in securities only denominated in U.S. Dollars with remaining maturities not exceeding thirteen months, and maintains a dollar-weighted average portfolio maturity of ninety days or less.

Although not a principal investment, in order to achieve its principal investment objective, the Orchard Money Market Fund also may invest in a variety of high-quality, short-term debt securities, including but not limited to: 1) certificates of deposit, time deposits and bankers' acceptances; 2) repurchase agreements; and 3) from time to time, floating rate notes and Eurodollar certificates of deposit.

The Orchard Money Market Fund's Principal Risks

The Orchard Money Market Fund invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Orchard Money Market Fund will be determined exclusively by the risks and rewards relating to money market instruments.

For example, although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Orchard Money Market Fund because the market value of a money market instrument is affected by changes in interest rates. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which were previously purchased and held by the Fund will have lower yields than those recently issued in the marketplace.

The U.S. Government guarantee of certain securities owned by the Fund does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Additionally, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Except as permitted under Rule 2a-7 of the 1940 Act, the Fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government securities or securities subject to certain types of guarantees.

The Orchard Index Funds

The Orchard Index Funds' Principal Investment Objectives

The Orchard Index Funds are managed to achieve returns similar to their benchmark indexes toward a goal of growth. The Funds attempt to reproduce the returns of their respective benchmark indexes by owning the securities contained in each index in as close as possible a proportion of the portfolio as each stock's weight in the benchmark index.

The Orchard Index Funds' Principal Investments and Investment Strategies

In order to achieve its principal investment objective, each Orchard Index Fund's principal investment strategy is to invest directly or indirectly in equity securities, such as common and preferred stocks, convertible stocks, and warrants, in as close a possible proportion as each equity security's weight in the benchmark index. Depending on the level of assets in the fund, each Orchard Index Fund may not hold all of the securities in its benchmark index. Instead, each Orchard Index Fund may hold a representative sample of securities included in its benchmark index. Additionally, in order to achieve its investment objective each of the Orchard Index Funds may acquire the ownership proportional to the applicable Orchard Index Fund's benchmark index directly by purchasing all the stocks in the benchmark index and indirectly by owning futures contracts and options on such futures contracts on those securities and by purchasing exchange-traded index funds ("ETIFs") that also seek to track the performance of the same benchmark index.

Derivative transactions are used to increase or decrease exposure to changing security prices and other factors that affect security values. Derivatives are financial instruments designed to achieve a certain economic result when an underlying index, interest rate, commodity, or other financial instrument moves in price. There are 4 basic types of derivative products: forward contracts, futures contracts, options, swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the contract is initiated. Forward contracts are the predominant means of hedging against exposure to changing prices in commodities or currency. Futures contracts are similar to forwards but differ in that they
1) are traded through regulated exchanges, and 2) are marked to market daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

 A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

The purchase of ETIFs allows each Orchard Index Fund to effectively manage cash flows and reduce brokerage fees. ETIFs may be organized as unmanaged unit investment trusts or as managed funds. Shares of ETIFs are traded on national securities exchanges, and may be purchased at market prices similar to other exchange-traded stock. Normal brokerage commissions apply to such purchases. Shares of ETIFs may also be purchased and redeemed on a daily basis, in large blocks of shares, at net asset value per share. If an Orchard Index Fund invests in an ETIF, it would, in addition to its own expenses, indirectly bear its ratable share of the ETIF's expenses. Using ETIFs reduces brokerage costs by reducing the number of trades needed to accurately track a benchmark index. Additionally, where ETIFs track the same benchmark indexes as the Orchard Index Funds, fund managers can use them to manage cash while still achieving the Fund's investment objective.

Derivative transactions and ETIFs carry certain risks, which are explained below in detail.

Temporary Defensive Policies of the Orchard Index Funds

Each of the Orchard Index Funds may hold cash or cash equivalents and may invest in short-term, high-quality debt (money market) instruments as deemed appropriate by GW Capital Management in order to defend against any risk that may adversely affect that Index Fund's principal investment strategy or interfere with its ability to achieve its principal investment objective.

Principal Risks of the Orchard Index Funds

Market Risk

 Stocks are volatile and can decline in value significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy, or the market as a whole. Shares of the Index Funds are dependent upon the value of the underlying securities. Since the underlying securities are subject to market risk, at any given time, your shares of any of the Index Funds could be worth less than what you paid for them.

Index Risk

It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. Therefore, it is possible that any one of the Orchard Index Funds could have poor investment results even if it is successful in tracking the return of the Benchmark Index.

Additionally, several factors will affect an Index Fund's ability to track precisely the performance of its benchmark index. For example, unlike benchmark indexes, which are merely unmanaged groups of securities, each Index Fund has operating expenses and those expenses will reduce the Index Fund's total return. In addition, an Index Fund may own less than all the securities of a benchmark index, which also may cause a variance between the performance of the Index Fund and its Benchmark Index.

Sector Risk


Companies with similar characteristics may be grouped together in broad categories called sectors of the economy. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Securities or companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Index Funds may allocate relatively more assets to certain industry sectors than others, the Index Funds' performance may be more susceptible to any economic, business or other developments which affect those sectors emphasized by the Index Funds.


Equity Securities Risk

Equity prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Equity securities of smaller companies are especially sensitive to these factors. The value of a company's stock may fall as a result of factors that directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions that affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or other economic fundamentals.

Equity securities issued by small and unseasoned companies carry an additional risk. Companies that are small or unseasoned (less than 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less publicly available information about small or unseasoned companies.

As an investor in any of the Orchard Index Funds, the return on your investment will be based primarily on the risks and rewards of equity securities.

Derivative and ETIF Risk

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included in the index and the price of a futures contract will not match. There is also a risk that the Fund could be unable to sell the futures contract when it wishes to due to possible ___ illiquidity of those instruments. Also, there is the risk that the use of these types of derivative techniques could cause the Fund to lose more money than if the Fund had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

Derivatives involve special risks. If GW Capital Management judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Furthermore, derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

ETIFs carry with them the risk that they may never be able to replicate exactly the performance of the index it tracks because of the operation fees and expenses incurred by the ETIFs or because of temporary unavailability of certain index securities. ETIFs also have many of the same risks as investment in the stocks and other securities of the indexes that the ETIFs are designed to track. Additionally, the market price for an ETIF share on an exchange may differ from its net asset value due to the fact that the supply and demand in the market for such shares at any point in time may not be identical to the supply and demand in the market for the underlying index securities. There is also the risk that the ETIFs may fail to continue to meet the listing requirements of the applicable exchanges. The result of a delisting is the possible termination of the ETIF and the loss of a viable secondary market for its shares, both of which could significantly impact the value of the index derivative.


                             MANAGEMENT OF THE FUNDS


GW Capital Management provides investment advisory, accounting and administrative services to the Funds. GW Capital Management's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $7.4 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.

The aggregate fee paid to GW Capital Management for the fiscal year ending October 31, 2001 is as follows:

                    Fund                       Percentage of Average Net Assets
                    ----                       --------------------------------
          Orchard Money Market Fund                              0.20%
         Orchard S&P 500 Index(R)Fund                            0.60%
           Orchard Index 600 Fund                                0.60%
       Orchard Nasdaq-100 Index(R)Fund                           0.60%
          Orchard DJIASM Index Fund                              0.60%


Sub-Advisers



For the Orchard S&P 500 Index(R), Orchard Index 600, Orchard Nasdaq-100 Index(R) and the Orchard DJIASM Index Funds, GW Capital Management has entered into a sub-advisory agreement with Barclays Global Fund Advisors ("Barclays"). Barclays is responsible for the day-to-day management of these Funds and for making decisions to buy, sell or hold any particular security. Barclays' management activities are subject to review and supervision by GW Capital Management and the Board of Trustees of the Trust. Barclays bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Orchard Index Funds. GW Capital Management, in turn, pays sub-advisory fees to Barclays for its services.

Barclays is a California corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 45 Fremont Street, San Francisco, California 94105. Barclays is a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), a national banking association organized under the laws of the United States, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, with its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2001, BGI and its affiliates, including Barclays, provided investment advisory services for assets worth in excess of $700 billion. Barclays uses teams of portfolio managers, investment strategists, and other investment specialists. This team approach brings together many disciplines and leverages Barclays' extensive resources. BGI has pioneered research in asset allocation, indexed investing and investment modeling since 1971. Barclays began management the Orchard Index Funds on April 1, 2001.



                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Share Price


The transaction price for buying, selling, or exchanging a Fund's shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of trading on the New York Stock Exchange (the "NYSE") every day the NYSE(R) is open (generally 4:00 p.m. Eastern Time). If the NYSE(R) closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Fund's assets are traded in other markets on days when the NYSE(R) is closed, the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund's assets may not occur on days when the Fund is open for business. Your share price will be the net asset value next calculated after we receive your order in good form.

The net asset value of the Orchard Money Market Fund is determined by using the amortized cost method of valuation. Net asset value for the other Funds are based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees of the Fund believes accurately reflects fair value. If a Fund holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Fund does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.


We determine net asset value by dividing net assets of a Fund (the value of its investments, cash, and other assets minus its liabilities) by the number of the Fund's outstanding shares.


                             INVESTING IN THE FUNDS

How to buy shares
To open an account, mail a completed account application to:

        Orchard Series Fund
        8515 East Orchard Road
        Greenwood Village, CO 80111

With the application form, you must either:

(1) include a check or money order made payable to the Fund in the amount that you wish to invest, or (2) wire (electronically transfer) such amount to an account designated by the Fund's
    Transfer Agent, Financial Administrative Services Corporation.


If you wish to make an initial purchase of shares by wiring your investment, you must first call 1-800-338-4015 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on any day that the NYSE(R) is open for trading to receive an account number. You will be asked to provide the following information:


o       the name in which the account will be established
o       the account holder's address
o       tax identification number, and
o       dividend distribution election

If requested, you will be given the instructions your bank will need to complete the wire transfer. Your bank may charge a fee for its wire transfer services. Presently, none of the Funds charge for wire transfer services, but the Funds reserve the right to charge for these services.

Once you have established an account, you can purchase shares by mailing a check or money order made payable to the appropriate Fund. Be sure to include instructions telling us the name and number of your account. You can also purchase shares by wiring the amount that you wish to invest to your account.

The price to buy one share of a Fund is the Fund's net asset value next calculated after your order is received in proper form. Because you pay no commissions or sales charges when you purchase shares, a Fund's share price is equal to the Fund's net asset value per share.

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in GW Capital Management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

How to Sell Shares

The price to sell one share of each Fund is the Fund's net asset value next calculated after your order is received in proper form.

You can sell some or all your shares out of your account at any time. You can sell your shares only by mail. No sales may be made by telephone.

You can sell shares by sending a "letter of instruction" by regular or express mail to:

        Orchard Series Fund
        8515 East Orchard Road
        Greenwood Village, CO 80111

 The letter should include:

(1)     the name of the account
(2)     the account number
(3)     the name of the Fund
(4)     the dollar amount or number of shares to be sold
(5)     any special payment instructions, and
(6) the signature(s) of the person(s) authorized to sell shares held in the account

When you place an order to sell shares, please note the following:

o Normally, your request to sell shares will be processed the next business day, but the Fund may take up to seven days to process redemptions if making immediate payment would adversely affect a Fund.
o Redemption proceeds (other than exchanges) may be delayed until investments credited to your account have been received and collected, which can take up to seven business days (or longer as permitted by the SEC).
o You will not receive interest on amounts represented by uncashed redemption checks.

How to Exchange Shares

An exchange involves selling all or a portion of the shares of one Fund and purchasing shares of another Fund. There are no sales charges or distribution fees for an exchange. The exchange will occur at the net asset value next calculated for the two Funds after the exchange request is received in proper form. Before exchanging into a Fund, read its prospectus.

Please note the following policies governing exchanges:
o The minimum amount to be exchanged is the lesser of $500 or the remaining value in the Fund to be exchanged.
o   You can request an exchange in writing or by telephone.
o   Written requests should be submitted to:

        Orchard Series Fund
        8515 East Orchard Road
        Greenwood Village, CO 80111

o The form should be signed by the account owner(s) and include the following information:

(1)     the name of the account
(2)     the account number
(3)     the name of the Fund from which  the shares are to be sold
(4)     the dollar amount or number of shares to be exchanged
(5)     the name of the Fund(s) in which new shares will be purchased, and
(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

o   You can request an exchange by telephoning 1-800-338-4015.
o Each Fund may refuse exchange purchases by any person or group if, in GW Capital Management's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o The policies and procedures to request purchases or exchanges of shares of the Funds by telephone may be modified, suspended, or terminated by a Fund at any time.
o If an account has more than one owner of record, the Funds may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless the Fund receives cancellation instructions from an account owner.
o The Transfer Agent may record telephone calls and has adopted other procedures to confirm that telephone instructions are genuine.
o The Funds will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as they use reasonable procedures to verify the identity of the investor.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

o The Trust reserves the right to make full or partial payment to shareholders of Fund securities of the applicable Fund (i.e., by redemption in kind) at the value of such securities used in determining the redemption price.


Dividends and Capital Gains Distributions

Each Fund earns dividends, interest and other income from its investments and distributes this income (less expenses) to shareholders as dividends. Each Fund also realizes capital gains from its investments and distributes these gains (less any losses) to shareholders as capital gains distributions.


The Orchard Money Market Fund ordinarily declares dividends from net investment income daily and distributes dividends monthly. The Orchard S&P 500 Index(R), Orchard Index 600, Orchard DJIASM Index and Orchard Nasdaq-100 Index(R)
Funds ordinarily distribute dividends semi-annually. All of the Funds generally distribute capital gains, if any, at least annually.


Distribution Options

You can either receive distributions in cash or reinvest them in additional shares of the Fund at the net asset value in effect on the reinvestment date. Unless you elect, by writing to the Trust, to receive your distributions in cash, they will be automatically reinvested. You can change the manner in which you receive distributions at any time by writing to:

        Orchard Series Fund
        8515 East Orchard Road
        Greenwood Village, Colorado 80111

Tax Consequences

As with any investment, your investment in a Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax, and may also be subject to state and local taxes. If you live outside the United States, the country where you reside could also tax your distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares of the Fund. Distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal income tax purposes, each Fund's dividends and short-term capital gain distributions are taxable to you as ordinary income. Each Fund's long-term capital gains distributions are taxable to you generally as capital gains at a rate based on how long the securities were held by the Fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. Similarly, if you buy shares when a Fund has unrealized gains, then you may receive a taxable distribution with respect to those gains when they are realized, even though the amount of those unrealized gains was included in your purchase price.

In January of each year, the Trust will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a Fund is the difference between the basis of your shares and the price you receive when you sell them.

You will receive a consolidated transaction statement at least quarterly. You should keep your regular account statements because the information they contain will be essential in calculating the amount and character of your gains and losses. It is your and your tax preparer's responsibility to determine whether a transaction will result in a taxable gain or loss and the amount of the tax to be paid, if any.


Annual and Semi-Annual Shareholder Reports

The fiscal year of the Funds ends on October 31 of each year. Twice a year, shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report. Free copies of the Annual Report and Semi-Annual Report are available upon request.



                 ORCHARD MONEY MARKET FUND FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the fund for the years ended October 31, 2001, 2000, 1999 and 1998, and the period ended October 31, 1997 are as follows:

                                       2001          2000         1999         1998         1997

                                    -----------------------------------------------------------------

                                                                                             (A)

    Net Asset Value, Beginning of $     1.0000  $     1.0000  $    1.0000 $     1.0000 $      1.0000
                           Period

Income from Investment Operations

            Net investment income       0.0432        0.0611       0.0458       0.0513        0.0363

                                    -----------   -----------   ----------  -----------  ------------


         Total Income (Loss) From       0.0432        0.0611       0.0458       0.0513        0.0363
            Investment Operations

                                    -----------   -----------   ----------  -----------  ------------


               Less Distributions

       From net investment income     (0.0432)      (0.0611)     (0.0458)     (0.0513)      (0.0363)

                                    -----------   -----------   ----------  -----------  ------------


              Total Distributions     (0.0432)      (0.0611)     (0.0458)     (0.0513)      (0.0363)

                                    -----------   -----------   ----------  -----------  ------------


   Net Asset Value, End of Period $     1.0000  $     1.0000  $    1.0000 $     1.0000 $      1.0000

                                    ===========   ===========   ==========  ===========  ============


                     Total Return        4.39%         6.29%        4.68%        5.26%         3.69% #

         Ratios/Supplemental Data
        Net Assets, End of Period $  6,343,446  $  4,159,785  $ 3,746,859 $  3,274,248 $   3,110,727

 Ratio of Expenses to Average Net
                           Assets
         - Before Reimbursement         4.26%         4.72%        2.18%        3.57%         1.54% *
            - After Reimbursement       0.46%         0.46%        0.46%        0.46%         0.46% *

   Ratio of Net Investment Income
            to Average Net Assets
         - Before Reimbursement         0.46%         1.56%        2.88%        2.03%         3.79% *
            - After Reimbursement       4.26%         5.82%        4.60%        5.13%         4.88% *

# Based on operations for the period shown and, accordingly, is not representative of a full year. Total return is not annualized. Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.
*Annualized
(A) The portfolio commenced operations on February 3, 1997.

                       ORCHARD S&P 500 INDEX(R)FUND FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the fund for the years ended October 31, 2001, 2000, 1999 and 1998, and the period ended October 31, 1997 are as follows:

                                         2001           2000           1999          1998           1997

                                     ------------------------------------------------------------------------

                                                                                                    (A)
      Net Asset Value, Beginning of    $  17.5786  $     17.2652 $      14.0808 $     11.6936 $      10.0000
               Period

  Income from Investment Operations

              Net investment income        0.0973         0.1116         0.1221        0.1282         0.0388
   Net realized and unrealized gain      (4.2645)         0.8215         3.3536        2.3471         1.6936
                             (loss)

                                     -------------   ------------  -------------  ------------  -------------


           Total Income (Loss) From
              Investment Operations      (4.1672)         0.9331         3.4757        2.4753         1.7324

                                     -------------   ------------  -------------  ------------  -------------


                 Less Distributions

         From net investment income      (0.0958)       (0.1182)       (0.1243)      (0.0881)       (0.0388)
            From net realized gains      (1.4167)       (0.5015)       (0.1670)

                                     -------------   ------------  -------------  ------------  -------------


                Total Distributions      (1.5125)       (0.6197)       (0.2913)      (0.0881)       (0.0388)

                                     -------------   ------------  -------------  ------------  -------------


     Net Asset Value, End of Period       11.8989  $     17.5786 $      17.2652 $     14.0808 $      11.6936

                                     =============   ============  =============  ============  =============


                       Total Return      (25.31%)          5.42%         24.92%        21.18%         17.38% #

           Ratios/Supplemental Data

          Net Assets, End of Period   519,020,962  $ 704,720,813 $  763,050,362 $ 605,087,390 $  492,866,332

   Ratio of Expenses to Average Net         0.60%          0.60%          0.60%         0.60%          0.60% *
                             Assets

  Ratio of Net Investment Income to
                 Average Net Assets         0.73%          0.63%          0.75%         0.96%          1.67% *

            Portfolio Turnover Rate        14.00%         20.34%         17.09%        20.20%          0.45% #

# Based on operations for the period shown and, accordingly, are not representative of a full year. Total Return is not annualized.

*Annualized

(A)     The portfolio commenced operations on February 3, 1997

         ORCHARD INDEX 600 FUND FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the fund for the years ended October 31, 2001, 2000, 1999 and 1998, and the period ended October 31, 1997 are as follows:

                                          2001            2000           1999         1998        1997

                                      --------------------------------------------------------------------

                                                                                                   (A)
      Net Asset Value, Beginning of $       13.5506 $       11.5689 $     10.4300 $   12.1191 $   10.0000
                             Period

  Income from Investment Operations

              Net investment income          0.0204          0.0263        0.0235      0.0255      0.0238
   Net realized and unrealized gain        (0.9388)          2.6089        1.1728    (1.3719)      2.1191
                             (loss)

                                      --------------  --------------  ------------  ----------  ----------


           Total Income (Loss) From
              Investment Operations        (0.9184)          2.6352        1.1963    (1.3464)      2.1429

                                      --------------  --------------  ------------  ----------  ----------


                 Less Distributions

         From net investment income        (0.0196)        (0.0302)      (0.0239)    (0.0167)    (0.0238)
            From net realized gains        (1.9947)        (0.6233)      (0.0335)    (0.3260)

                                      --------------  --------------  ------------  ----------  ----------


                Total Distributions        (2.0143)        (0.6535)      (0.0574)    (0.3427)    (0.0238)

                                      --------------  --------------  ------------  ----------  ----------


     Net Asset Value, End of Period $       10.6179 $       13.5506 $     11.5689 $   10.4300 $   12.1191

                                      ==============  ==============  ============  ==========  ==========


                       Total Return         (7.06%)          23.75%        11.48%    (11.37%)      21.46% #

           Ratios/Supplemental Data

          Net Assets, End of Period $   147,621,678 $   160,405,813 $ 136,771,933 $ 4,883,597 $ 5,469,919

   Ratio of Expenses to Average Net           0.60%           0.60%         0.60%       0.60%       0.60% *
                             Assets

  Ratio of Net Investment Income to
                 Average Net Assets           0.19%           0.21%         0.30%       0.22%       0.30% *

            Portfolio Turnover Rate          58.40%          63.52%        40.90%      31.25%      21.58% #

# Based on operations for the period shown and, accordingly, are not representative of a full year. Total Return is not annualized.

*Annualized

(A) The portfolio commenced operations on February 3, 1997.

                 ORCHARD DJIASM INDEX FUND FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the fund for the year ended October 31, 2001 and the period ended October 31, 2000 are as follows:

                                                                                2001                 2000

                                                                           --------------      ---------------

                                                                                                   (A)

                               Net Asset Value, Beginning of Period     $        9.8131     $        10.0000

                                  Income from Investment Operations

                                              Net investment income              0.0638               0.0137
                                   Net realized and unrealized loss            (1.6809)             (0.2006)

                                                                          --------------      ---------------


                     Total Income (Loss) From Investment Operations            (1.6171)             (0.1869)

                                                                          --------------      ---------------


                                                 Less Distributions

                                         From net investment income            (0.0532)
                                            From net realized gains            (0.0381)

                                                                          --------------      ---------------


                                                Total Distributions            (0.0913)               0.0000

                                                                          --------------      ---------------


                                     Net Asset Value, End of Period     $        8.1047     $         9.8131

                                                                          ==============      ===============


                                                       Total Return            (16.60%)              (1.87%) #


                                          Rations/Supplemental Data

                                          Net Assets, End of Period     $    11,302,172     $      1,105,135

                            Ratio of Expenses to Average Net Assets               0.60%                0.60% *

        Ratio of Net Investment Income (Loss) to Average Net Assets               1.06%                0.88% *

                                            Portfolio Turnover Rate              70.37%               12.27% #

# Based on operations for the period shown and, accordingly, are not representative of a full year. Total Return is not annualized.

*Annualized

(A) The portfolio commenced operations on August 28, 2000.



                     ORCHARD NASDAQ-100 INDEX(R)FUND FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the fund for the year ended October 31, 2001 and the period ended October 31, 2000 are as follows:

                                                                           2001                 2000

                                                                       --------------      ---------------

                                                                                              (A)

                         Net Asset Value, Beginning of Period      $        8.3638     $        10.0000

                        Income from Investment Operations

                                          Net investment loss               0.0049             (0.0049)
                             Net realized and unrealized loss             (4.8631)             (1.6313)

                                                                     --------------      ---------------


               Total Income (Loss) From Investment Operations             (4.8582)             (1.6362)

                                                                     --------------      ---------------


                                           Less Distributions

                                   From net investment income               0.0000               0.0000
                                      From net realized gains               0.0000               0.0000

                                                                     --------------      ---------------


                                          Total Distributions               0.0000               0.0000

                                                                     --------------      ---------------


                               Net Asset Value, End of Period      $        3.5056     $         8.3638

                                                                     ==============      ===============


                                                 Total Return             (58.09%)             (16.36%) #

                                    Net Assets, End of Period      $    14,495,305     $      1,728,651

                      Ratio of Expenses to Average Net Assets                0.60%                0.60% *

  Ratio of Net Investment Income (Loss) to Average Net Assets              (0.44%)              (0.40%) *

                                      Portfolio Turnover Rate               41.31%               13.52% #

# Based on operations for the period shown and, accordingly, are not representative of a full year. Total Return is not annualized.

*Annualized

(A) The portfolio commenced operations on August 28, 2000.



                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Funds. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual reports, or to request other information or ask questions about a Fund, call 1-800-338-4015.

The SAI and the annual and semi-annual reports are available on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-07735.




                               ORCHARD VALUE FUND
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                                 (800) 784-4508

                                   PROSPECTUS

Orchard Value Fund. This Fund seeks long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.


GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, is the investment adviser to the Fund. CIC/HCM Asset Management, Inc. (the "Sub-Adviser" or "CIC/HCM"), as sub-adviser, manages the Fund on a day-to-day basis and makes all the investment decisions on behalf of the Fund, subject to the supervision of GW Capital Management and the Board of Trustees of the Fund.

The Orchard Value Fund is a separate mutual fund of the Orchard Series Fund (the "Trust"). This Prospectus contains important information about the Orchard Value Fund that you should consider before investing. Please read it carefully and save it for future reference.



This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                      The date of this Prospectus is February 28, 2002.




                                    CONTENTS




                                                                            Page
The Value Fund at a Glance.................................................  3

Performance................................................................  4

Fees and Expenses..........................................................  5

The Fund in
Detail.....................................................................  5

More Information About the Fund............................................  6

Management of the
Fund.......................................................................  7

Important Information About Your Investment................................  8

Investing in the Fund......................................................  8

Financial Highlights.......................................................  11


                           THE VALUE FUND AT A GLANCE

The following information about Orchard Value Fund is only a summary of important information you should know. More detailed information about the Fund's investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Fund.


ORCHARD VALUE FUND

The investment objective for this Fund is to:

o Seek long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.

The principal investment strategies for this Fund include:

o Investing primarily in common stocks issued by U.S. companies traded on the various U.S. stock exchanges and in the over-the-counter markets.

o Investing primarily in stocks that the Sub-Adviser believes are undervalued.

o Selling stocks when the Sub-Adviser believes that they are fairly valued.

The principal investment risks for this Fund include:

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

o When you sell your shares of the Fund, they could be worth less than what you paid for them.

                                   PERFORMANCE


The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance for each calendar year since inception. The table that follows the bar chart shows how the Fund's average annual total return before and after taxes for the one-year period ending December 31, 2001, and for the period since inception, compare to a broad based stock market index. The returns shown are historical and are not an indication of future performance.



Year-By-Year Annual Returns
                                       [OBJECT OMITTED]

During the periods shown in the chart for the Orchard Value Fund, the highest return for a quarter was 15.35% (quarter ending September 2000) and the lowest return for a quarter was -12.85% (quarter ending September 1999).



AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2001:


--------------------- ------------ ------------------------------- ------------- ----------------

Fund                  Inception    Average Annual Total Returns    Past 1 Year    Life of Fund
                      Date of
                      Fund

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

Orchard Value Fund    March 2,     Return Before Taxes                -4.04%          0.56%
                      1998

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on              -4.37%          0.03%
                                   Distributions

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Return After Taxes on              -4.38%          0.18%
                                   Distributions and Sale of
                                   Fund Shares

--------------------- ------------ ------------------------------- ------------- ----------------
--------------------- ------------ ------------------------------- ------------- ----------------

                                   Russell 1000(R)Value Index          -5.56%          4.67%
                                   (Reflects no deduction for
                                   fees, expenses, or taxes)

--------------------- ------------ ------------------------------- ------------- ----------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

In addition, a fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Russell 1000(R) Value Index is a subset of the Russell 1000(R) Index, which in turn is a subset of the Russell 3000(R) Index. The Russell 3000(R) Index
represents approximately 98% of the total market capitalization of all U.S. stocks that trade on the New York and American Stock Exchanges and in the Nasdaq(R)(National Association of Securities Dealers Automated Quotations) National Market System over-the-counter market. The Russell 1000(R) consists of the 1000 largest stocks within the Russell 3000(R) Index, representing approximately 94% of the Russell 3000(R) Index total market capitalization. The Russell 1000(R) Value Index is comprised of stocks from the Russell 1000(R) Index with greater-than-average value orientation. A stock is determined to have a greater-than-average value orientation if it falls in the bottom 50% of the Russell 1000(R) Index based on cumulative market capitalization, ranked by descending price-to-book ratio. Thus, securities in the Russell 1000(R) Value Index typically have low price-to-book and price-earnings ratios, higher divided yields and lower forecasted growth rates than growth-oriented securities.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

        Sales Load Imposed on Purchases.....................................NONE
        Sales Load Imposed on Reinvested Dividends..........................NONE
        Deferred Sales Load.................................................NONE
        Redemption Fees.....................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

        Management Fees....................................................1.00%
        Distribution and Service (12b-1) Fees...............................NONE
        Other Expenses.....................................................0.00%
        Total Annual Fund Operating Expenses...............................1.00%

                              Fund Expense Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year 3 Years 5 Years 10 Years
                          $103    $323   $566   $1,289


                            THE VALUE FUND IN DETAIL

The following questions are designed to help you better understand an investment in the Orchard Value Fund.

Q:   What types of securities does the Fund purchase for investment?

A: The Fund invests primarily in common stocks issued by U.S. companies which are believed by the Sub-Adviser to be undervalued at the time of acquisition.

Q: How does the Sub-Adviser determine that a stock is undervalued at the time of acquisition?


A: In advance of actually purchasing a stock, the Sub-Adviser researches to identify companies whose stock the Sub-Adviser believes to be undervalued. The Sub-Adviser uses the S&P 500 Index(R) to represent the overall market and the Russell 1000(R) Value Index as a benchmark of its investment style. The Sub-Adviser then uses characteristics of the S&P 500 Index(R) for determining relative valuation. The Sub-Adviser's portfolios have price to normalized earnings ratios less than the S&P 500(R), adjusted price to book values lower than the S&P 500(R) or dividend yields greater than the market.


Q:   Will a security be sold due to short-term earnings disappointment?

A: No. The Sub-Adviser maintains a long-term approach. If the Sub-Adviser continues to believe the stock is undervalued, the stock will be not be sold due solely to short-term earnings disappointment.

You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of the Fund) and risk tolerance before investing in the Fund. There is no guarantee that the Fund will meet its investment objective.

                         MORE INFORMATION ABOUT THE FUND

The following pages contain more detailed information about the types of securities in which the Fund may invest, strategies the Sub-Adviser may use to achieve the Fund's investment objective, and a summary of related risks. A complete listing of the Fund's investment limitations and more detailed information about its investment practices are contained in the Statement of Additional Information. All percentage limitations relating to the Fund's investment strategies are applied at the time a Fund acquires a security.

1.   Money Market Instruments and Temporary Investment Strategies


While it is not a principal investment strategy, the Fund may hold cash or cash equivalents and may invest in short-term, high-quality debt (money market) instruments as deemed appropriate by GW Capital Management or the Sub-Adviser. The Fund may also invest up to 100% of its assets in money market instruments as deemed necessary by GW Capital Management or CIC/HCM for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may not achieve its investment objective.


2.   Equity Securities


The Fund may invest in equity securities, such as common and preferred stocks, convertible stocks, and warrants as a principal investment strategy. Therefore, as an investor in the Fund, the return on your investment will be based primarily on the risks and rewards of equity securities. Equity prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Equity securities of smaller companies are especially sensitive to these factors. The value of a company's stock may fall as a result of factors that directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions that affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates.


3.  Derivatives

While it is not a principal investment strategy, the Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

4.  Foreign Investments

While it is not a principal investment strategy, the Fund may, in a manner consistent with its investment objective and policies, invest in foreign securities. Securities of foreign companies generally have the same risk characteristics as those issued by U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries also may have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly-available information about foreign companies than U.S. companies. The exposure to foreign securities risk is minimized since this Fund invests primarily in securities of U.S. issuers.

5.  Portfolio Turnover Risk


The portfolio turnover rate for this Fund in 2001 was in excess of 80%. Short-term trading may result in a high portfolio turnover rate, which could produce higher brokerage costs and taxable distributions. The turnover rate is impacted by portfolio subscription and redemption cash flows.


6.  Other Risk Factors

As a mutual fund, the Fund is subject to market risk. The value of the Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Fund.

The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

                             MANAGEMENT OF THE FUND


The Fund is managed by GW Capital Management. GW Capital Management provides investment advisory, accounting and administrative services to the Fund. GW Capital Management's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $7.4 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.

The fee paid to GW Capital Management for the fiscal year ending October 31, 2001 as a percentage of average net assets is as follows:


             Orchard Value Fund                                    1.00%


Sub-Advisers

GW Capital Management has entered into an agreement with CIC/HCM Asset Management, Inc. to act as a sub-adviser to the Fund. Under this agreement, CIC/HCM is responsible for the daily management of the Fund and for making decisions to buy, sell or hold portfolio securities. CIC/HCM's management activities are subject to review and supervision by GW Capital Management and the Board of Trustees of Orchard Series Fund. GW Capital Management is responsible for compensating CIC/HCM for its management services.

The Sub-Adviser is a 100% employee owned and managed firm, registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. It is a California corporation with its principal business address at 633 West Fifth Street, Suite 1180, Los Angeles, California 90071. The Sub-Adviser provides investment management services for the Fund and other investment portfolios representing assets of $267 million. The Sub-Adviser has been providing investment management services since 1990.

CIC/HCM utilizes a team of portfolio managers and analysts acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund's portfolio as it deems appropriate in pursuit of the Fund's investment objective.


                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Share Price


The transaction price for buying or selling the Fund's shares is the net asset value of that Fund. The Fund's net asset value is generally calculated as of the close of trading on the New York Stock Exchange (the "NYSE") every day the NYSE(R) is open (generally 4:00 p.m. Eastern Time). If the NYSE(R) closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. To the extent that the Fund's assets are traded in other markets on days when the NYSE(R) is closed, the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business. Your share price will be the net asset value next calculated after we receive your order in good form.

Net asset value is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees of Orchard Series Fund believes accurately reflects fair value. If the Fund holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Fund does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.


We determine net asset value by dividing net assets of the Fund (the value of its investments, cash, and other assets minus its liabilities) by the number of the Fund's outstanding shares.

INVESTING IN THE FUND

How to buy shares:

To open an account, mail a completed account application to:

        Orchard Series Fund
        8515 East Orchard Road
        Greenwood Village, CO 80111.

With the application form, you must either:

          (1) include a check or money order made payable to the Fund in the amount that you wish to invest, or

          (2)  wire   (electronically   transfer)  such  amount  to  an  account
               designated  by  the  Transfer  Agent,  Financial   Administrative
               Services Corporation.


If you wish to make an initial purchase of shares by wiring your investment, you must first call 1-800-784-4508 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on any day that the NYSE(R) is open for trading to receive an account number. You will be asked to provide the following information:


o       the name in which the account will be established
o       the account holder's address
o       tax identification number, and
o       dividend distribution election

If requested, you will be given the instructions that your bank will need to complete the wire transfer. Your bank may charge a fee for its wire transfer services. Presently, there is no charge by the Fund for its wire transfer services, but the Fund reserves the right to charge for these services.

Once you have established an account, you can purchase shares by mailing a check or money order made payable to the appropriate Fund. Be sure to include instructions telling us the name and number of your account. You can also purchase shares by wiring the amount that you wish to invest to your account.

The price to buy one share of the Fund is the Fund's net asset value next calculated after your order is received in proper form. Because you pay no commissions or sales charges when you purchase shares, the Fund's share price is equal to the Fund's net asset value per share.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in GW Capital Management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

How to Sell Shares:

The price to sell one share of the Fund is the Fund's net asset value next calculated after your order is received in proper form.

You can sell some or all your shares out of your account at any time. You can sell your shares only by mail. No sales may be made by telephone.

You can sell shares by sending a "letter of instruction" by regular or express mail to:

        Orchard Series Fund
        8515 East Orchard Road
        Greenwood Village, CO 80111

 The letter should include:

(1)     the name of the account
(2)     the account number
(3)     the name of the Fund
(4)     the dollar amount or number of shares to be sold
(5)     any special payment instructions, and
(6) the signature(s) of the person(s) authorized to sell shares held in the account.

When you place an order to sell shares, please note the following:

o Normally, your request to sell shares will be processed the next business day, but the Fund may take up to seven days if making immediate payment would adversely affect the Fund.
o Redemption proceeds may be delayed until investments credited to your account have been received and collected, which can take up to seven business days (or longer as permitted by the SEC).
o You will not receive interest on amounts represented by uncashed redemption checks.

Other Information

o The policies and procedures to request purchases of Fund shares by telephone may be modified, suspended, or terminated by the Fund at any time.
o If an account has more than one owner of record, the Fund may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless the Fund receives cancellation instructions from an account owner.
o The Transfer Agent will record telephone calls and has adopted other procedures to confirm that telephone instructions are genuine.
o The Fund will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as they use reasonable procedures to verify the identity of the investor.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

o The Trust reserves the right to make full or partial payment to shareholders of Fund securities of the applicable Fund (i.e., by redemption in kind) at the value of such securities used in determining the redemption price.


Dividends and Capital Gains Distributions

The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.


The Fund ordinarily distributes dividends semi-annually and generally distributes capital gains, if any, at least annually.


Distribution Options

You can either receive distributions in cash or reinvest them in additional shares of the Fund at the net asset value in effect on the reinvestment date. Unless you elect, by writing to the Trust, to receive your distributions in cash, they will be automatically reinvested. You can change the manner in which you receive distributions at any time by writing to:

        Orchard Series Fund
        8515 East Orchard Road
        Greenwood Village, Colorado 80111

Tax Consequences

As with any investment, your investment in the Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax, and may also be subject to state and local taxes. If you live outside the United States, the country where you reside could also tax your distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares of the Fund. Distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal income tax purposes, the Fund's dividends and short-term capital gain distributions are taxable to you as ordinary income. The Fund's long-term capital gains distributions are taxable to you generally as capital gains at a rate based on how long the securities were held by the Fund.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

In January of each year, the Trust will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and the price you receive when you sell them.

You will receive a consolidated transaction statement at least quarterly. You should keep your regular account statements, because the information they contain will be essential in calculating the amount and character of your gains and losses. It is your and your tax preparer's responsibility to determine whether a transaction will result in a taxable gain or loss and the amount of the tax to be paid, if any.

Effect of Foreign Taxes. Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on October 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial history for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. Total returns for each period include the reinvestment of all dividends and distributions. The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request.


                     ORCHARD VALUE FUND FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the fund for the years ended October 31, 2001, 2000 and 1999, and the period ended October 31, 1998, are as follows:

                                                         2001        2000         1999        1998

                                                ------------------------------------------------------

                                                                                               (A)
         Net Asset Value, Beginning of Period $          9.9884  $    9.4086 $    9.0097  $   10.0000

            Income from Investment Operations

                        Net investment income            0.3401       0.1263      0.1186       0.0730
      Net realized and unrealized gain (loss)          (1.1585)       0.5875      0.4667     (1.0275)

                                                ----------------   ----------  ----------   ----------


          Total Income (Loss) From Investment          (0.8184)       0.7138      0.5853     (0.9545)
                                   Operations

                                                ----------------   ----------  ----------   ----------


                           Less Distributions

                   From net investment income          (0.3431)     (0.1340)    (0.1213)     (0.0358)
                      From net realized gains                                   (0.0651)

                                                ----------------   ----------  ----------   ----------


                          Total Distributions          (0.3431)     (0.1340)    (0.1864)     (0.0358)

                                                ----------------   ----------  ----------   ----------


               Net Asset Value, End of Period $          8.8269  $    9.9884 $    9.4086  $    9.0097

                                                ================   ==========  ==========   ==========


                                 Total Return          (10.81%)        7.77%       6.49%      (9.58%)  #

                     Ratios/Supplemental Data

                    Net Assets, End of Period $       2,329,362  $ 3,296,033 $ 2,581,149  $ 1,836,921

      Ratio of Expenses to Average Net Assets             1.00%        1.00%       1.00%        1.00%   *

    Ratio of Net Investment Income to Average             0.96%        1.33%       1.34%        1.15%   *
                                   Net Assets

                           Portfolio Turnover            88.25%      175.74%     153.77%       79.58%   #

# Based on operations for the period shown and, accordingly, are not representative of a full year. Total Return is not annualized.

*Annualized

+ Portfolio turnover is calculated at the Fund level, and therefore represents a twelve-month period.

(A) The portfolio commenced operations on March 2, 1998.


                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-784-4508.

The SAI and the annual and semi-annual reports are available on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: public info@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-7735.

                               ORCHARD SERIES FUND
                                  (the "Trust")


                            Orchard Money Market Fund
                            Orchard DJIASM Index Fund
                        Orchard Nasdaq-100 Index(R) Fund
                          Orchard S&P 500 Index(R) Fund
                             Orchard Index 600 Fund
                               Orchard Value Fund

                                  (the "Funds")







                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")



        Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectuses for the Funds dated February 28, 2002. Requests for copies of the Prospectuses should be made by writing to: Secretary, Orchard Series Fund, at 8515 East Orchard Road, Greenwood Village, Colorado 80111, or by calling (303) 737-3000. The financial statements appearing in the Annual Report which accompany this SAI, are incorporated into this SAI by reference.



                                February 28, 2002









                                TABLE OF CONTENTS



                                                                           Page

INFORMATION ABOUT THE FUNDS                                                  2

INVESTMENT LIMITATIONS                                                       2

INVESTMENT POLICIES AND PRACTICES                                            3

MANAGEMENT OF THE FUND                                                      14

CODES OF ETHICS                                                             19

INVESTMENT ADVISORY SERVICES                                                19

PORTFOLIO TRANSACTIONS & BROKERAGE                                          22

PURCHASE, REDEMPTION AND PRICING OF SHARES                                  24

INVESTMENT PERFORMANCE                                                      29

DIVIDENDS, DISTRIBUTION AND TAXES                                           32

OTHER INFORMATION                                                           32

FINANCIAL STATEMENTS                                                        33

APPENDIX                                                                    34


                           INFORMATION ABOUT THE FUNDS


The Orchard Series Fund is an open-end management investment company organized as a Delaware business trust (the "Trust") on July 23, 1996. The Trust offers four non-diversified and two diversified investment portfolios, commonly known as mutual funds (the "Funds"). The Trust commenced business as an investment company on February 3, 1997. The Funds are "no-load," meaning you pay no sales charges or distribution fees . GW Capital Management, LLC ("GW Capital Management"), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as the Funds' investment adviser.


Diversified Funds

Each diversified Fund will operate as a diversified investment portfolio of the Trust. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Funds

A non-diversified Fund is any Fund other than a diversified Fund. The Orchard S&P 500 Index(R), Orchard Index 600, Orchard DJIASM Index and Orchard Nasdaq-100 Index(R) Funds are considered "non-diversified" because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. Since a relatively high percentage of a non-diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry.

                             INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise indicated, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the indicated percentage or quality standard limitation will be determined immediately after and as a result of a Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. A Fund's fundamental investment policies and limitations cannot be changed without approval by vote of a "majority of the outstanding voting shares (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund.

Each Fund will not:

(1) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry, except that each of the Index Funds will concentrate in one industry to the extent that its Benchmark Index so concentrates; provided that with respect to the Money Market Fund there shall be no limitation on the purchase of U.S. government securities or of certificates of deposit and bankers' acceptances; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction.
        Notwithstanding the foregoing, each of the Index Funds may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described in the Index Funds' current prospectus) is so concentrated; for purposes of this limitation, whether an Index Fund is concentrating in an industry or group of industries shall be determined in accordance with the Investment Company Act of 1940 and as of interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

(2) Purchase or sell interests in commodities, commodities contracts, oil, gas or other mineral exploration or development programs, or real estate, except that a Fund may purchase securities of issuers which invest or deal in any of the above; provided, however, that the Funds, except the Money Market Fund, may invest in futures contracts on financial indexes, foreign currency transactions and options on permissible futures contracts.

(3) (a) purchase any securities on margin, (b) make short sales of securities, or (c) maintain a short position, except that a Fund (i) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) other than the Money Market Fund, may make margin payments in connection with transactions in futures contracts and currency futures contracts and enter into permissible options transactions, and (iii) may make short sales against the box.

(4) Make loans, except as provided in limitation (5) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations are not being considered the making of a loan) and through repurchase agreements.

(5) Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value at the time of the loan, provided that such loan shall be made in accordance with the guidelines set forth under "Lending of Portfolio Securities" in this Statement of Additional Information.

(6) Borrow, except that a Fund may borrow for temporary or emergency purposes. The Fund will not borrow unless immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings of the Fund. If such asset coverage falls below 300 percent, the Fund will within three days thereafter reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300 percent. Reverse repurchase agreements and other investments which are "covered" by a segregated account or an offsetting position in accordance with applicable SEC requirements ("covered investments") do not constitute borrowings for purposes of the 300% asset coverage requirement. The Fund will repay all borrowings in excess of 5% of its total assets before any additional investments are made. Covered investments will not be considered borrowings for purposes of applying the limitation on making additional investments when borrowings exceed 5% of total assets.

(7) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in limitation (6) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof. A Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities will exceed 10% of the value of the Fund's shares. This limitation shall not apply to segregated accounts.

(8) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(9) Issue senior securities. The issuance of more than one series or class of shares of beneficial interest, obtaining of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment objectives and policies, and reverse repurchase agreements are not deemed to be issuances of senior securities.


                        INVESTMENT POLICIES AND PRACTICES

Except as described below, and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the Funds' investment policies set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Funds may invest, investment practices and techniques that GW Capital Management or any sub-adviser it may employ in pursuit of the Funds' investment objectives, and a discussion of related risks. GW Capital Management and/or its sub-advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Funds' investment objectives and policies and that doing so will help the Funds achieve their objectives. Unless otherwise indicated, each Fund may invest in all these securities or use all of these techniques.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers' Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Funds generally will not invest in acceptances with maturities exceeding 7 days where to do so would tend to create liquidity problems.

Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Foreign Currency Transactions. The Funds, other than the Money Market Fund, may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Funds may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by GW Capital Management.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency, or from one foreign currency into another foreign currency. For example, if a Fund held investments denominated in Deutschemarks, the Fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on GW Capital Management's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as GW Capital Management anticipates. For example, if a currency's value rose at a time when GW Capital Management had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If GW Capital Management hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if GW Capital Management increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that GW Capital Management's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

Foreign Securities. Each Fund, except the Money Market Fund, may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificate are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures.  See "Futures and Options" below.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, except the Money Market Fund which may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Fund's net asset value. Under the supervision of the Board of Trustees, GW Capital Management determines the liquidity of portfolio securities and, through reports from GW Capital Management, the Board of Trustees monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Trustees.

A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Investment Companies. Each Fund may invest in shares of other mutual funds (the "Underlying Portfolios") within the limitations of the Investment Company Act of 1940 and any orders issued by the SEC. The Funds each may invest in both GW Capital Management-advised and non-GW Capital Management-advised Underlying Portfolios.

The Underlying Portfolios' investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Portfolios are currently known. Not all Underlying Portfolios discussed below are eligible investments for each Portfolio. A Portfolio will invest in Underlying Portfolios that are intended to help achieve its investment objective.

Mutual Funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreement and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

Stock Funds typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities.
Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.

Small-Cap Stock Funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International Stock Funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond Funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money Market Funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Lending of Portfolio Securities. Each Fund may from time-to-time lend its portfolio securities to brokers, dealers and financial institutions. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by GW Capital Management to be of good standing. Furthermore, they will only be made if, in GW Capital Management's judgment, the consideration to be earned from such loans would justify the risk.

GW Capital Management understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions:
(1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. GW Capital Management and its sub-advisers will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Money Market Instruments and Temporary Investment Strategies. In addition to the Money Market Fund, the other Funds each may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by GW Capital Management, or may invest any or all of their assets in money market instruments as deemed necessary by GW Capital Management for temporary defensive purposes.

The types of money market instruments in which the Funds may invest include, but are not limited to: (1) acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such bank (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (5) asset-backed securities; and (6) repurchase agreements.

Mortgage-Backed Securities. Mortgage backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Options.  See "Futures and Options" below.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by GW Capital Management.


Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by GW Capital Management. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.


Stripped Treasury Securities. Each Fund may invest in zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to pay the accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Short Sales "Against the Box." Short sales "against the box" are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still other are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Funds to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if GW Capital Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

Futures and Options

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Exchange Traded Index Funds. The purchase of exchange traded index funds allows the Fund to hold the securities listed on its benchmark index in approximately the same proportional share with fewer brokerage transactions than purchasing the shares directly. The purchase of shares of exchange traded index funds by the Funds may be subject to certain percentage investment limitations the SEC has established for mutual funds in general.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, in completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at is current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike ___ price, ___ upon ___ exercise of the ___ option. ___ The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, because a call writer gives up some ability to participate in security price increases.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, ___ even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and option premiums. Accordingly, to the extent that a Fund may invest in futures contracts and options, a Fund may only enter into futures contract and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund. This limitation on a Fund's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to assets held to cover its options or futures positions could also be impaired.


                             MANAGEMENT OF THE FUND

The Trust

The Trust is organized under Delaware law, and is governed by the Board of Trustees. The Board is responsible for overall management of the Trust's business affairs. The Trustees meet at least four times during the year to, among other things, oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review performance.

Trustees and Officers

Information regarding the trustees and executive officers of the Trust including their ages, position(s) with the Trust, and their principal occupations during the last five years (or as otherwise indicated) are set forth below. The business address of each trustee and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111 (unless otherwise indicated).

There are no arrangements or understanding between any trustee or officer and any other person(s) pursuant to which s/he was elected as trustee or officer.


---------------------------------------------------------------------------------------------------

                              INDEPENDENT* TRUSTEES

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------

Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of Funds   Directorships
                   Trust      (Length of                                 in Trust      Held by
                             Time Served)                                Complex       Trustee
                                                                         Overseen
                                                                              by
                                                                          Trustee

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------

Rex Jennings      Trustee    March 22,     President Emeritus, Denver       43      Director,
(76)                         1988 to       Metro Chamber of Commerce                Maxim Series
                             present                                                Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------

Richard P.        Trustee    April 30,     Retired Educator                 43      Director,
Koeppe (69)                  1987 to                                                Maxim Series
                             present                                                Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------

Sanford           Trustee    March 19,     Attorney, Firm of Zisman,        43      Director,
Zisman (61)                  1982 to       Ingraham and Daniel, P.C.                Maxim Series
                             present                                                Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------

--------------- ------------ ------------- ----------------------------- ---------- ---------------


-------------------------------------------------------------------------------------------------

                        INTERESTED* TRUSTEES AND OFFICERS

-------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------

Name, address   Position(s)     Term of       Principal Occupation(s)    Number        Other
   and age       Held with      Office          during Past 5 Years      of Funds   Directorships
                   Trust      (Length of                                 in Trust     Held by
                             Time Served)                                Complex      Trustee
                                                                         Overseen
                                                                              by
                                                                          Trustee

--------------- ------------ -------------- ---------------------------- ---------- -------------
--------------- ------------ -------------- ---------------------------- ---------- -------------

*William T.       Trustee    June 1, 2000   President and Chief             43      Director,
McCallum (59)       and      to present     Executive Officer of                    Maxim
                 President                  Great-West Life & Annuity               Series
                                            Insurance Company;                      Fund,
                                            President and Chief                     Committee
                                            Executive Officer, United               Member,
                                            States Operations, The                  Great-West
                                            Great-West Life Assurance               Variable
                                            Company (1990 to present);              Annuity
                                            Co-President and Chief                  Account A;
                                            Executive Officer of                    Director,
                                            Great-West Lifeco Inc.;                 Great-West
                                            President and Chief                     Lifeco Inc.
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company

--------------- ------------ -------------- ---------------------------- ---------- -------------
--------------- ------------ -------------- ---------------------------- ---------- -------------

*Mitchell         Trustee    June 1, 2000   Executive Vice President         6      Director,
T.G. Graye                   to present     and Chief Financial                     Maxim
(46)                                        Officer of Great-West Life              Series
                                            & Annuity Insurance                     Fund,
                                            Company; Executive Vice                 Committee
                                            President and Chief                     Member,
                                            Financial officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company; Executive Vice                 Account A
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, GW Capital
                                            Management; Director and
                                            Executive Vice President,
                                            Orchard Trust Company

--------------- ------------ -------------- ---------------------------- ---------- -------------
--------------- ------------ -------------- ---------------------------- ---------- -------------

*Graham          Treasurer   November 29,   Vice President, Corporate       43          None
McDonald (55)                2001 to        Fin and Investment
                             present        Operations; Treasurer, GW
                                            Capital Management,
                                            Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC

--------------- ------------ -------------- ---------------------------- ---------- -------------
--------------- ------------ -------------- ---------------------------- ---------- -------------

*Beverly A.      Secretary   April 10,      Vice President and              43          None
Byrne (46)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary, GW
                                            Capital Management, One
                                            Orchard Equities, Inc.
                                            ("One Orchard"), Greenwood
                                            Investments, LLC,
                                            BenefitsCorp Equities,
                                            Inc., BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.

--------------- ------------ -------------- ---------------------------- ---------- -------------
--------------- ------------ -------------- ---------------------------- ---------- -------------

--------------- ------------ -------------- ---------------------------- ---------- -------------


* Refers to a trustee or officer who is an "interested person" of the Trust (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or GW Capital Management.

Standing Committees

The Board of Trustees has two standing committees: an Executive Committee and an Audit Committee

The Executive Committee may exercise all the powers and authority of the Board of Trustees with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board of Trustees; (3) the fixing of compensation of the trustees for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Trustees by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. McCallum and Graye are the members of the Executive Committee. No meetings of the Executive Committee were held in 2001.

As set out in the Trust's Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Trust's financial accountability and financial reporting by providing a means for the Trust's disinterested Trustees to be directly informed as to, and participate in the review of, the Trust's audit functions. Another objective is to ensure the independence and accountability of the Trust's outside auditors and provide an added level of independent evaluation of the Trust's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. One meeting of the Audit Committee was held in 2001.

Ownership

As of December 31, 2001, the following members of the Board of Trustees had beneficial ownership in the Fund and/or any other investment companies overseen by the trustee:

------------------ ----------------------------------- ------------------- ----------------------

                                                                           Aggregate Dollar
                                                                           Range of Equity
Trustee            Portfolio                           Dollar Range of     Securities in all
                                                       Equity Securities   Registered
                                                       in the Fund         Investment Companies
                                                                           Overseen by Trustee
                                                                           in Family of
                                                                           Investment Companies

------------------ ----------------------------------- ------------------- ----------------------
-------------------------------------------------------------------------------------------------

                              INDEPENDENT* TRUSTEES

-------------------------------------------------------------------------------------------------
------------------ ----------------------------------- ------------------- ----------------------

R.P. Koeppe*       Maxim T. Rowe Price MidCap Growth   $1 - 10,000         $10,001 - 50,000

------------------ ----------------------------------- ------------------- ----------------------
------------------ ----------------------------------- ------------------- ----------------------

R.P. Koeppe*       Maxim Money Market                  $1 - 10,000         $10,001 - 50,000

------------------ ----------------------------------- ------------------- ----------------------
------------------ ----------------------------------- ------------------- ----------------------

R.P. Koeppe*       Maxim INVESCO Balanced              $10,001 - 50,000    $10,001 - 50,000

------------------ ----------------------------------- ------------------- ----------------------
-------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEE

-------------------------------------------------------------------------------------------------
------------------ ----------------------------------- ------------------- ----------------------

M.T.G. Graye       Maxim Money Market                  $10,001 - 50,000    $10,001 - 50,000

------------------ ----------------------------------- ------------------- ----------------------


*Trustee is not an "interested person" of the Trust (as defined in the 1940
Act), also referred to as an "Independent Trustee."

Independent Trustees and their Immediate Family Members

As of December 31, 2001, other than as described above under "Ownership," no Independent Trustee and no immediate family member of an Independent Trustee beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Trust, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust.

As of December 31, 2001, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

o    the Trust;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Trust or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Trust;
o an investment adviser, the principal underwriter or affiliated person of the Trust; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust.

As of December 31, 2001, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $60,000, in any of the following:

o    an investment adviser or the principal underwriter of the Trust; or
o any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust.

As of December 31, 2001, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:

o    the Trust, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Trust or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof;
o an investment adviser or the principal underwriter of the Trust, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof.

As of December 31, 2001, no Independent Trustee and no immediate family member of an Independent Trustee has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:

o    the Trust, or officer thereof;

o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Trust or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof;

o an investment adviser or the principal underwriter of the Trust, or officer thereof; or

o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust, or officer thereof.

As of December 31, 2001, no officer of an investment adviser or the principal underwriter of the Trust or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Trustee of the Trust or an immediate family member of an Independent Trustee has also served as an officer of such company during the two most recently completed calendar years.

Compensation
The Trust pays no salaries or compensation to any of its officers or trustees affiliated with the Trust or GW Capital Management. The chart below sets forth the annual compensation paid to the Independent Trustees and certain other information.

------------------- ----------------- ----------------- ---------------- -----------------

     Name of           Aggregate         Pension or        Estimated          Total
   Independent        Compensation       Retirement         Annual         Compensation
     Trustee           from Trust         Benefits       Benefits Upon    from Trust and
                                      Accrued as Part     Retirement       Fund Complex
                                      of Fund Expenses                   Paid to Trustees

------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------

R. Jennings             $19,000             -0-               -0-            $19,000

------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------

R.P. Koeppe             $19,000             -0-               -0-            $19,000

------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------

S. Zisman               $19,000             -0-               -0-            $19,000

------------------- ----------------- ----------------- ---------------- -----------------


* As of December 31, 2001 there were 43 funds for which the Trustees serve as Directors or Trustees, 6 of which are Funds of the Trust. The total compensation paid is comprised of the amount paid during the Trust's most recently completed fiscal year by the Trust and its affiliated investment companies.

Codes of Ethics

The Trust, GW Capital Management, One Orchard, CIC/HCM Asset Management and Barclays Global Fund Advisors each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.

Control Persons and Principal Holders of Securities

As of January 31, 2002, no person owned of record or beneficially 5% or more of the shares outstanding of the Trust or any Fund except affiliates of GW Capital Management which owned 77.8% of the Funds' outstanding shares as of the date of this Statement of Additional Information. Therefore, GWL&A would be deemed to control each Fund as the term "control" is defined in the Investment Company Act of 1940 (GWL&A is organized under the laws of Colorado). As of the date of this Statement of Additional Information, the trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding share of each Fund.



                          INVESTMENT ADVISORY SERVICES

Investment Adviser

GW Capital Management, LLC is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated December 5, 1997. GW Capital Management is a wholly owned subsidiary of GWL&A, which is a 100% owned subsidiary of Great-West Lifeco Inc., which in turn is an 80.9% owned subsidiary of Power Financial Corporation, Montreal, Quebec. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, and his associates, a group of private holding companies, have voting control of Power Corporation of Canada.

 Investment Advisory Agreement

Under the terms of investment advisory agreement with the Trust, GW Capital Management acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Fund in accordance with its investment objective, policies and limitations. GW Capital Management also provides the Trust with all necessary office facilities and personnel for servicing the Funds' investments, compensates all officers of the Trust and all Directors who are "interested persons" of the Trust or of GW Capital Management, and all personnel of the Trust or GW Capital Management performing services relating to research, statistical and investment activities.

In addition, GW Capital Management, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Trust; preparing all general shareholder communications and conducting shareholder relations; maintaining the Trust's records and the registration of Trust shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Trust; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors.

The Investment Advisory Agreement became effective on December 5, 1997 and was amended effective July 26, 1999. As approved, the Agreement will remain in effect until April 1, 2002, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Fund or by GW Capital Management, each on 60 days notice to the other party.

In approving the Investment Advisory Agreement and the sub-advisory agreements with each sub-adviser ("Sub-Advisory Agreements"), the Board considered a wide range of information of the type they regularly consider. The Board requested and received materials relating to the Investment Advisory Agreement and each Sub-Advisory Agreement in advance of the meeting at which the Investment Advisory Agreement and Sub-Advisory Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

At regular meetings of the Board held throughout the year, the Board meets with representatives of GW Capital Management and of the sub-advisers to discuss portfolio management strategies, benchmark index tracking for each Index Fund and performance of each Fund. The Board also considers GW Capital Management's and each sub-adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and procedures GW Capital Management and each sub-adviser use for obtaining best execution for transactions in the Funds.

With respect to the nature, scope and quality of the services provided by GW Capital Management and each sub-adviser, the Board considered, among other things, GW Capital Management's and each sub-adviser's personnel, experience, resources and track record, which are well-positioned to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, consulting by the sub-advisers as appropriate with GW Capital Management, and to perform research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also considered GW Capital Management's and each sub-advisers reputation for management of their specific investment strategies, GW Capital Management's and each sub-adviser's overall financial condition, technical resources, and operational capabilities.

With respect to the advisory fee rates payable to sub-advisers by GW Capital Management, the Board considered fees payable by similar funds managed by other advisers, which indicate that fees to be paid do not deviate greatly from those fees paid by other similar funds. The Board also considered the total expense ratio of each Fund and of similar funds managed by other advisers with respect to peer group averages. In this review process, the Board analyzed all compensation flowing to GW Capital Management and its affiliates in relation to the quality of all services provided as well as the overall profitability to GW Capital Management and its affiliates.




Management Fees

Each Fund pays a management fee to GW Capital Management for managing its investments and business affairs. GW Capital Management is paid monthly at an annual rate of a Fund's average net assets according to the following schedule.
                                                   MANAGEMENT FEE
                                      (as a percentage of average net assets)
                                                 -------------------

Orchard Money Market Fund                              0.20%
Orchard DJIASM Index Fund                              0.60%
Orchard Nasdaq-100 Index(R)Fund                        0.60%
Orchard Index 600 Fund                                 0.60%
Orchard S&P 500 Index(R)Fund                           0.60%
Orchard Value Fund                                     1.00%


For the period November 1, 2000 to October 31, 2001, GW Capital Management was paid a fee for its services as follows: Orchard Money Market Fund $10,890; Orchard S&P 500 Index(R) Fund $3,607,682; Orchard Index 600 Fund $967,149; Orchard Value Fund $28,309, Orchard DJIASM Index Fund $40,592; and Orchard Nasdaq-100 Index(R) Fund $56,322. For the period November 1, 1999 to October 31, 2000, GW Capital Management was paid a fee for its services as follows: Orchard Money Market Fund $8,364; Orchard S&P 500 Index(R) Fund $4,474,333; Orchard Index 600 Fund $934,364; Orchard Value Fund $25,916, Orchard DJIASM Index Fund $1,052 (since inception date August 25, 2000); and Orchard Nasdaq-100 Index(R) Fund $1,517 (since inception date August 25, 2000). For the period November 1, 1998 to October 31, 1999, GW Capital Management was paid a fee for its services as follows: Orchard Money Market Fund $6,903; Orchard S&P 500 Index(R) Fund $4,285,520; Orchard Index 600 Fund $718,382; and Orchard Value Fund $22,880..


                                The Sub-Advisers

Barclays Global Fund Advisors

Barclays Global Fund Advisors ("Barclays") serves as the sub-adviser to the Index Funds pursuant to a Sub-Advisory Agreement dated effective April 1, 2001. Barclays is a wholly owned subsidiary of Barclays Global Investors, N.A., ("BGI") a national banking association organized under the laws of the United States, which in turn is an indirect subsidiary of Barclays Bank PLC.

GW Capital Management is responsible for compensating Barclays from its management fee. Barclays will receive monthly compensation for serving as sub-adviser to the Index Funds at the annual rate of 0.03% on the first $2.250 billion of average daily net assets, 0.02% on the next $1.000 billion and 0.01% on all amounts over $3.250 billion.

CIC/HCM Asset Management, Inc.


CIC/HCM Asset Management, Inc. serves as the sub-adviser to the Orchard Value Fund pursuant to a sub-advisory agreement dated March 1, 1998. CIC/HCM is a 100% employee owned and managed firm, registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. It is a California corporation with its principal business address at 633 West Fifth Street, Suite 1180, Los Angeles, California 90071.

GW Capital Management is responsible for compensating CIC/HCM, which receives monthly compensation from the Investment Adviser at the annual rate of .50% of the average daily net asset value of the Orchard Value Fund up to $25 million, ..40% on the next $75 million and .30% of such value in excess of $100 million. For the period November 1, 2000 to October 31, 2001, CIC/HCM was paid $14,127 for its services. For the period November 1, 1999 to October 31, 2000, CIC/HCM was paid $13,557 for its services. For the period November 1, 1998 to October 31, 1999, CIC/HCM was paid $11,489 for its services.


The Sub-Advisers provide investment advisory assistance and portfolio management advice to the Investment Adviser for the respective Funds. Subject to review and supervision by the Investment Adviser and the Board of Trustees, the Sub-Advisers are responsible for the actual management of the Funds and for making decisions to buy, sell or hold any particular securities. The Sub-Advisers bear all expenses in connection with the performance of its services, such as compensating and furnishing office space for its employees and officers connected with the investment and economic research, trading and investment management for the Funds.


Expenses of the Funds


In addition to the management fees paid to GW Capital Management, the Trust pays certain other costs for the Orchard Money Market Fund including, but not limited to, (a) brokerage commissions; (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Funds; (c) interest charges on borrowing; (d) fees and expenses of registering the shares of the Funds under the applicable federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications; (e) expenses of printing and distributing the Funds' prospectus and other reports to shareholders; (f) costs of proxy solicitations; (g) transfer agent fees; (h) charges and expenses of the Trust's custodian; (i) compensation and expenses of the "independent" trustees; and (j) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust to indemnify its trustees and officers with respect thereto. For all Funds other than the Orchard Money Market Fund, GW Capital Management pays these expenses (other than interest, taxes, brokerage commissions, and ordinary expenses) on behalf of the Trust out of their management fee.



Subject to revision, GW Capital Management has voluntarily agreed to reimburse the Money Market Fund to the extent that total operating expenses, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, exceed 0.46% of average net assets.


                              Principal Underwriter

The Trust has entered into a principal underwriting agreement with One Orchard Equities, Inc. ("OOE"), 8515 East Orchard Road, Greenwood Village, Colorado 80111. OOE is an affiliate of GW Capital Management, investment adviser of the Trust. OOE is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal underwriting agreement calls for OOE to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value.

Compensation received by Principal Underwriter during the Trust's last fiscal year:

              Net
Name of       Underwriting      Compensation
Principal     Discounts and     on Redemptions      Brokerage     Other
Underwriter   Commissions       and Repurchases     Commissions   Compensation

OOE              -0-                 -0-               -0-          -0-


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Trustees, GW Capital Management is primarily responsible for placement of Funds' portfolio transactions. GW Capital Management has no obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While GW Capital Management generally will seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated transactions in the United States. Prices for over-the-counter transactions usually include an undisclosed commission or "mark-up" that is retained by the broker or dealer effecting the trade. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission, which is paid by the issuer to the underwriter or dealer. Transactions in U.S. government securities occur usually through issuers and underwriters of and major dealers in such securities, acting as principals. These transactions are normally made on a net basis and do not involve payment of brokerage commissions.

In placing portfolio transactions, GW Capital Management may give consideration to brokers or dealers which provide supplemental investment research, in addition to such research obtained for a flat fee, and pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may charge for the same transaction. Such supplemental research ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by GW Capital Management. The expenses of GW Capital Management will not necessarily be reduced as a result of the receipt of such supplemental information. GW Capital Management may use any supplemental investment research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts, and may use such information in managing its own accounts. Conversely, such supplemental information obtained by the placement of business for GW Capital Management will be considered by and may be useful to GW Capital Management in carrying out its obligations to the Trust.

If in the best interests of both one or more Funds and other client accounts of GW Capital Management, GW Capital Management may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, GW Capital Management will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, GW Capital Management may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.


No brokerage commissions have been paid by the Orchard Money Market Fund for the years ended December 31, 1998, December 31, 1999 and December 31, 2000. For the fiscal years 1999,
2000 and 2001, respectively, the Funds paid commissions as follows: Orchard S&P 500 Index(R) Fund - $53,198, $98,646 and $40,013; Orchard Index 600 Fund - $
69,115, $139,748 and $118,731; Orchard Value Fund - $8,263, $9,538 and $5,496;
Orchard DJIASM Index Fund (since inception, August 25, 2000) - $2,841 and $9,478; Orchard Nasdaq-100 Index(R) Fund (since inception, August 25, 2000) - $1,640 and $6,535.


Portfolio Turnover

The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average market value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in GW Capital Management's judgment.

With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. Higher portfolio turnover may also increase a shareholder's current tax liability for capital gains by increasing the level of capital gains realized by a Fund.


Based upon the formula for calculating the portfolio turnover rate, as stated above, the portfolio turnover rate for each Fund (other than the Money Market
Fund) for the period November 1, 2000 to October 31, 2001 is as follows:


Fund

Orchard Index 600 Fund                             58.40%
Orchard S&P 500 Index(R)Fund                       14.00%
Orchard Value Fund                                 88.25%
Orchard DJIASM Index Fund                          70.37%
Orchard Nasdaq-100 Index(R)Fund                    41.31%

The portfolio turnover rate for the Orchard DJIASM Index Fund and the Orchard Nasdaq-100 Index(R) Fund are higher than those of the previous fiscal year, which covered only a two month period from inception date of the Funds to year end. The portfolio turnover rate for the Orchard Value Fund decreased drastically from 2000 to 2001 as the magnitude of redemptions decreased by 25.82% and subscriptions decreased by 64.17%.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares. The Prospectus fully describes how shares of the Funds may be purchased and redeemed. That disclosure is incorporated by reference into this SAI. Please read the Prospectus carefully.

Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption in-kind) at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the application Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Trustees of the Trust deem fair and equitable. If shareholders were to receive redemptions in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Funds do not anticipate making redemptions in-kind.

Pricing of Shares. The net asset value of each Fund is determined in the manner described in the Prospectus. Securities held by each Fund other than the Money Market Fund will be valued as follows: portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal exchange as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the bid and asked prices. Securities traded in the over-the-counter market and included in the National Market System are valued at the mean between the bid and asked prices which may be based on the valuations furnished by a pricing service or from independent securities dealers. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under procedures or guidelines established by the Board of Trustees, including valuations furnished by pricing services retained by GW Capital Management.

The net asset value per share of the Money Market Fund is determined by using the amortized cost method of valuing its portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued daily as income over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized costs may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of not more than 60 days are valued at amortized cost, which approximates market value.

The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Board of Trustees periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Board of Trustees will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or if not available, at fair market value as determined in good faith by the Board of Trustees, and in kind redemption of portfolio securities (considered highly unlikely by management of the Trust).


                             INVESTMENT PERFORMANCE

The Funds may measure investment performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicated future returns.

Money Market Fund

In accordance with regulations prescribed by the SEC, the Trust is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

The SEC also permits the Trust to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and quality of portfolio securities held by the Fund, and its operating expenses.

Other Funds

Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Fund are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

FORMULA:       P(1+T)n = ERV
-------

WHERE:         P      =      a hypothetical initial payment of $1,000
-----
               T      =      average annual total return
               n      =      number of years
               ERV    =      ending redeemable value of the
                             hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Fund, or of a hypothetical investment in a Fund, over any period up to the lifetime of the Fund. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Fund during the month.

Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Yield Quotations. The yield of a Fund is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

FORMULA:       2[( a - b + 1 )6 - 1 ]
-------            -----
                    (cd)

WHERE:         a =    net investment income earned during the period
-----

               b =    net expenses accrued for the period

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends

               d = the maximum offering price per share on the last day of the period

Net investment income will be determined in accordance with rules established by the SEC.

Calculation of Total Return. Total return is a measure of the change in value of an investment in a Fund over the time period covered . In calculating total return, any dividends or capital gains distributions are assumed to have been reinvested in the Fund immediately rather than paid to the investor in cash. The formula for total return includes four steps (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Fund has not been in existence for at least ten years.


FORMULA:       P(1+T)n = ERV
-------

WHERE:      T =    Average annual total return
-----

            n =    The  number of years  including   portions  of  years  where
                   applicable for which the performance is being measured

            ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion)

            P  =   Opening redeemable value of a hypothetical  $1,000 payment made at the inception of the portfolio

The above formula can be restated to solve for T as follows:  T =[(ERV/P)1/n]-1

Performance Comparisons

Performance information contained in reports to shareholders, advertisement, and other promotional materials may be compared to that of various unmanaged indexes. These indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating expenses.

Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting a Fund's the historical performance, may form time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or any other media on behalf of the Funds.

Shown below are calculations of the Funds' average annual total return calculated as of December 31, 2001. This information is calculated as described above, in accordance with applicable SEC requirements. Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's average annual total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

The following table shows the Fund's average annual total return without any adjustment for taxes on distributions or redemptions.

                    Standardized Average Annual Total Return

--------------------- ------------------ ------------------ ------------------ ------------------
        Fund               1-Year             5-Years        Since Inception    Inception Date
                                                                                    of Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard Money               3.76%               N/A               5.01%        February 3, 1997
Market Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard S&P 500            -12.39%              N/A               8.86%        February 3, 1997
Index(R)Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard 600 Index           5.97%               N/A               9.75%        February 3, 1997
Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard DJIA SM            -6.10%               N/A              -6.74%        August 25, 2000
Index Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard Nasdaq-100         -33.08%              N/A              -47.23%       August 25, 2000
Index(R)Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard Value Fund         -4.04%               N/A               0.56%        March 2, 1998
--------------------- ------------------ ------------------ ------------------ ------------------

The following table shows the Funds' average annual total return after taxes on distributions. The tax due on distributions was calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date. The taxable amount and character of each distribution was as specified by the Fund on the dividend declaration date, adjusted to reflect any subsequent recharacterization. The tax due was deducted from the distribution prior to reinvestment. These figures do not reflect the effect of any other potential tax liability (e.g., state income tax), the phase out of certain credits, exemptions and deductions at various income levels, or the impact of the federal alternative minimum tax.

                    Standardized Average Annual Total Return
                         (After Taxes on Distributions)

--------------------- ------------------ ------------------ ------------------ ------------------
        Fund               1-Year             5-Years        Since Inception    Inception Date
                                                                                    of Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard Money                N/A                N/A                N/A         February 3, 1997
Market Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard S&P 500            -12.77%              N/A               7.90%        February 3, 1997
Index(R)Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard 600 Index           4.89%               N/A               7.97%        February 3, 1997
Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard DJIA SM            -6.56%               N/A              -7.21%        August 25, 2000
Index Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard Nasdaq-100         -33.08%              N/A              -47.23%       August 25, 2000
Index(R)Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard Value Fund         -4.37%               N/A               0.03%        March 2, 1998
--------------------- ------------------ ------------------ ------------------ ------------------

The following table shows the Funds' average annual total return after taxes on distributions and redemptions. The effect of taxes on distributions during the specified period is calculated as described in the introduction to the second table above. This example assumes a complete redemption at the end of the 1, 5, or 10-year period and the deduction of all non-recurring charges at the end of each period, and the deduction of any applicable capital gains tax or the addition of any tax benefit from capital losses resulting from the redemption. Capital gains tax on redemptions is determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date. The example also assumes that the shareholder has sufficient capital gains from other investments to offset any capital loss form the redemption, so that the loss may be deducted in full. These figures do not reflect the effect of any other potential tax liability (e.g., state income tax), the phase out of certain credits, exemptions and deductions at various income levels, or the impact of the federal alternative minimum tax.

                    Standardized Average Annual Total Return
                 (After Taxes on Distributions and Redemptions)

--------------------- ------------------ ------------------ ------------------ ------------------
        Fund               1-Year             5-Years        Since Inception    Inception Date
                                                                                    of Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard Money                N/A                N/A                N/A         February 3, 1997
Market Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard S&P 500            -10.04%              N/A               7.16%        February 3, 1997
Index(R)Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard 600 Index           4.67%               N/A               7.44%        February 3, 1997
Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard DJIA SM            -5.11%               N/A              -5.60%        August 25, 2000
Index Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard Nasdaq-100         -26.47%              N/A              -36.68%       August 25, 2000
Index(R)Fund
--------------------- ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------
Orchard Value Fund         -4.38%               N/A               0.18%        March 2, 1998
--------------------- ------------------ ------------------ ------------------ ------------------


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each of the Funds has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, each Fund will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Each Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock and securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, currencies (the "Income Requirement").

Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for Federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date of more than six months from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless a Fund makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than six months from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Fund held the security. A Fund may be required to capitalize, rather than deduct currently, part of all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless such Fund makes the election to include market discount in income currently).

At the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets must consist of cash or cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Fund. In such event, such distributions generally will be eligible for the dividends-received deductions in the case of corporate shareholders.

If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for subsequent taxable years only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to proposed and temporary U.S. Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.


Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on RICs that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

U.S. Treasury regulations may permit a regulated investment company, in determining its investment company taxable income and undistributed net capital for any taxable year, to treat any capital loss incurred after October 31 as if it had been incurred in the succeeding year. For purposes of the excise tax, a regulated investment company may: (i) reduce its capital gain net income by the amount of any net ordinary loss for any calendar year; and (ii) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will generally not qualify for the 70% dividends-received deduction for corporations.

A Fund may either retain or distribute to shareholders the Fund's net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his or her shares. Conversely, if a Fund elects to retain net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the then current applicable corporate tax rate. If a Fund elects to retain its net capital gain, it is expected the Fund will also elect to have shareholders treated as having received a distribution of such gain, with the result that the shareholders will be required to report their respective shares of such gain on their returns as long-term capital gain, will receive a refundable tax credit for their allocable share of tax paid by the Fund on the gain, and will increase the tax basis for their shares by an amount equal to the deemed distribution less the tax credit.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those purchasing just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and will reduce) the shareholder's tax basis in his or her shares; any excess will be treated as gain from the sale of his or her shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31, of such calendar year if such distributions are actually made in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


Sale or Redemption of Fund Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than 12 months. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, special holding period rules provided in Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. For shareholders who are individuals, long term capital gains (those arising from sales of assets held for more than 12 months) are currently taxed at rates of 8-20%. Each January, the Fund will provide to each investor and to the IRS a statement showing the tax characterization of distributions paid during the prior year.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Each Fund also reserves the right to close accounts that fail to provide a certified tax identification number, by redeeming such accounts in full at the current net asset value.

Foreign Shareholders

The U.S. federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income for a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate, if applicable) upon the gross amount of the dividend. Such foreign shareholders generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and on capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 20% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investments in the Funds.

                                OTHER INFORMATION

Organization of the Trust

The Trust is an open-end management investment company organized as a Delaware business trust on July 23, 1996. The Trust has authorized capital of an unlimited number of shares of beneficial interest in the Trust. Shares may be issued in one or more series of shares, and each series may be issued in one or more classes of shares. Presently, each Fund represents a separate series of shares.

The assets of the Trust received for the sale of shares of a Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of a Fund are accounted for separately on the books of the Trust, and are to be charged with the liabilities with respect to such Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated between the Funds in a manner deemed to be fair and equitable by the Board of Trustees. In the event of dissolution or liquidation of a Fund, the Board of Trustees will distribute the remaining proceeds or assets of the Fund ratably among its shareholders.

Shareholder and Trustee Liability

Shareholders of a business trust such as the Trust may, under certain circumstance, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that every note, bond, contract or other undertaking entered into or executed by the Trust or the trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Fund's assets of any shareholders held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In addition, under Delaware law, shareholders of the Funds are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects the trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Voting Rights

The shares of the Funds have no preemptive or conversion rights. Voting and dividends rights, the right of redemption, and exchange privileges are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or any Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or a Fund for any purpose related to the Trust or Fund, as the case may be, including in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more trustees. The Trust or any Fund may be terminated upon the sale of its assets to another investment company (as defined in the Investment Company Act of 1940, as amended), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or the Fund. If not so terminated, the Trust or the Fund will continue indefinitely.

Custodian

The Bank of New York, One Wall Street, New York, New York 10286, is custodian of the Funds' assets. The custodian is responsible for the safekeeping of a Fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.


Transfer and Dividend Paying Agent

Financial Administrative Services Corporation ("FASCorp"), 8515 East Orchard Road, Greenwood Village, Colorado 80111 serves as the Funds' transfer agent and dividend paying agent.

Independent Auditors

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Funds' independent auditors. Deloitte & Touche LLP examines financial statements for the Funds and provides other audit, tax, and related services.


                              FINANCIAL STATEMENTS


Audited financial statements for the Trust and each Fund as of October 31, 2001 together with the notes thereto and the report of Deloitte & Touche LLP are incorporated into this Statement of Additional Information by reference to the Fund's N-30D (annual report) filed with the Securities and Exchange Commission via EDGAR on December 27, 2001.


                                    APPENDIX


Corporate Bond Ratings by Moody's Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Corporate Bond Ratings by Standard & Poor's Corporation

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

BB, B, CCC, and CC - Standard & Poor's describes the BB, B, CCC and CC rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings by Moody's Investors Service, Inc.

Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                     PART C
                                OTHER INFORMATION


Item 22.       Financial Statements


               The financial statements are incorporated by reference to Registrant's Annual Report to Stockholders required under CFR ss. 270.30b-1 and filed pursuant to CFR ss. 270.30b2-1 filed via EDGAR on December 27, 2001.


Item 23.              Exhibits

               Item (a).  Declaration of Trust11

               Item (b).  Current Bylaws1

               Item (c).  Instruments Defining Rights of Security Holders1


               Item (d). Investment Advisory Agreement2; Amendment to Investment Advisory Agreement4; CIC/HCM Asset Management, Inc. Sub-Advisory Agreement2; Barclays Global Fund Advisors Sub-Advisory Agreement is filed herewith as Exhibit 23(d).


               Item (e).  Underwriting Agreement2

               Item (f).  Not Applicable

               Item (g).  Form of Custodian Agreement2

               Item (h).  Transfer Agency Agreement1;

               Item (i).  Opinion of R.B. Lurie1


               Item (j). Consent of Deloitte & Touche LLP, Independent Auditors for the Trust is filed herewith as Exhibit 23(j).



               Item (k).  Not Applicable

               Item (l).  Form of Subscription Agreement1

               Item (m).  Not Applicable

               Item (n).  Not Applicable


               Item (p). Codes of Ethics adopted by the Board of Trustees on June 8, 2000 under Rule 17j-1 of the Investment Company Act of 19403; Code of Ethics for Barclays Global Fund Advisors is incorporated by reference to Maxim Series Fund, Inc.'s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 002-75503).






Item 24.       Persons Controlled by or under Common Control with Registrant.
               -------------------------------------------------------------

               See the organizational chart on page C-3.



                                        ORGANIZATIONAL CHART

(State/Country of Organization) - Nature of Business

Power Corporation of Canada (Canada) - Holding and Management Company
 100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
   100.0%  - 171263 Canada Inc. (Canada) - Holding Company
     67.4%  - Power Financial Corporation (Canada) - Holding Company
        54.04% - Investors Group Inc. (Canada) - Investment Company
         100.0% - Investors Group Trustco Inc. (Canada) - Holding Corporation
           100.0% - I.G. Investment Management, Ltd. (Canada) - Investment
                    Management Corporation
                100.0% - Mackenzie Financial Corporation (Ontario) - Investment Management and
                         Wholesale Distribution Corporation)
                100.0% - Mackenzie Investment Management Inc. (Delaware) - Investment
                         Management Corporation
                100.0% - Ivy Management, Inc. (Massachusetts) - Investment Adviser
                100.0% - Ivy Management Distributors Inc. (Florida) - Securities
                         Broker/Dealer
                100.0% - Ivy Mackenzie Services Corp. (Florida) - Transfer Agent
  81.03%  - Great-West Lifeco Inc. (Canada) - Holding Company
    100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
      100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
        100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
          100.0%  - Great-West Life & Annuity Capital I (Delaware) - Business
                    Trust
          100.0% - Great-West Life & Annuity Insurance Company (Colorado) -
                   Life and Health Insurance Company
                   100.0% - First Great-West Life & Annuity Insurance Company (New York) -
                      Life and Health Insurance Company
                   100.0% - Advised Assets Group, LLC (Colorado) - Investment Adviser
                   100.0% - Alta Health & Life Insurance Company (Indiana) - Life and
                            Health Insurance Company
                            100.0%  - Alta Agency, Inc. (New York) - Insurance Agency
                   100.0% - BenefitsCorp, Inc. (Delaware) - Insurance Agency
                            100.0%  - BenefitsCorp Equities, Inc. (Delaware) - Securities
                            Broker/Dealer
                            100.0% - BCC Corp of Wyoming, Inc. (Wyoming) - Insurance Agency
                   100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) -
                            Third Party Administrator
                            100.0%  - NPC Securities, Inc. (California) - Securities
                                      Broker/Dealer
                            100.0%  - Deferred Comp of Michigan, Inc. (Michigan) - Third
                                      Party Administrator
                            100.0%  - National Plan Coordinators of Washington, Inc.
                                      (Washington) - Third Party Administrator
                            100.0%  - National Plan Coordinators of Ohio, Inc. (Ohio) -
                                      Third Party Administrator
                            100.0%  - Renco, Inc. (Delaware) - Third Party Administrator
                            100.0%  - P.C. Enrollment Services & Insurance Brokerage, Inc.
                                      (Massachusetts) - Insurance Agency
                   100.0% - One Benefits, Inc. (Colorado) - Holding Company
                            100.0%  - One Health Plan of Alaska, Inc. (Alaska) - Preferred
                                      Provider Organization
                            100.0%  - One Health Plan of Arizona, Inc. (Arizona) - Health
                                      Maintenance Organization
                            100.0%  - One of Arizona, Inc. (Arizona) - Preferred Provider
                                      Organization
                            100.0% -  One Health Plan of California, Inc.
                                      (California) - Health Maintenance Organization
                            100.0% -  One Health Plan of Colorado, Inc.
                                      (Colorado) - Health Maintenance Organization
                            100.0% -  One Health Plan of Florida, Inc. (Florida) -
                                      Health Maintenance Organization
                            100.0% -  One Health Plan of Georgia, Inc. (Georgia) - Health
                                      Maintenance Organization
                            100.0% -  One Health Plan of Illinois, Inc. (Illinois) - Health Maintenance
                                      Organization
                            100.0% -  One Health Plan of Indiana, Inc. (Indiana) - Health Maintenance Organization
                            100.0% -  One Health Plan of Kansas/Missouri, Inc.
                                      (Kansas) - Health Maintenance Organization
                            100.0% -  One Health Plan of Maine, Inc. (Maine) - Preferred
                                      Provider Organization
                            100.0% -  One Health Plan of Massachusetts, Inc. (Massachusetts) - Health
                                      Maintenance Organization
                            100.0% -  One Health Plan of Michigan, Inc. (Michigan) - Preferred Provider
                                      Organization
                            100.0% -  One Health Plan of Minnesota, Inc. (Minnesota) - Preferred Provider Organization
                            100.0% -  One Health Plan of Nevada, Inc. (Nevada) - Preferred Provider Organization 100.0% - One Health
                                      Plan of New Hampshire, Inc. (New Hampshire) - Preferred Provider Organization
                            100.0% -  One Health Plan of New Jersey, Inc. (New Jersey) - Health
                                      Maintenance Organization
                            100.0% -  One Health Plan of New York, Inc. (New York) - Preferred Provider
                                      Organization
                            100.0% -  One Health Plan of North Carolina, Inc. (North Carolina) - Health
                                      Maintenance Organization
                            100.0% -  One Health Plan of Ohio, Inc. (Ohio) - Health Maintenance
                                      Organization
                            100.0% -  One Health Plan of Oregon, Inc. (Oregon) - Health Maintenance Organization
                            100.0% -  One Health Plan of Pennsylvania, Inc. (Pennsylvania) - Health Maintenance Organization
                            100.0% -  One Health Plan of South Carolina, Inc. (South Carolina) - Preferred Provider Organization
                            100.0% -  One Health Plan of Tennessee, Inc.(Tennessee) - Health Maintenance Organization
                            100.0% -  One Health Plan of Texas, Inc. (Texas) - Health Maintenance Organization
                            100.0% -  One Health Plan, Inc. (Vermont) - Preferred Provider Organization
                            100.0% -  One Health Plan of Virginia, Inc. (Virginia) - Preferred Provider Organization
                            100.0% -  One Health Plan of Washington, Inc. (Washington) - Health Maintenance Organization
                            100.0% -  One Health Plan of Wisconsin, Inc. (Wisconsin) - Preferred Provider Organization
                            100.0% -  One Health Plan of Wyoming, Inc. (Wyoming) - Preferred Provider Organization
                            100.0%  - One Orchard Equities, Inc. (Colorado) - Securities Broker/Dealer
                  100.0%  - Financial Administrative Services Corporation (Colorado) - Third Party Administrator
                  100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation
                   50.0%  - Westkin Properties Ltd. (California) - Real Property Corporation
                  100.0%  - Great-West Benefit Services, Inc.(Delaware) - Leasing Company
                   92.1%  - Maxim Series Fund, Inc. (Maryland) - Investment Company
                  100.0%  - GW Capital Management, LLC (Colorado) -  Investment Adviser
                            100.0%  - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                            100.0%  - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer
                   86.8%  - Orchard Series Fund (Delaware) - Investment Company
                            100.0%  - Orchard Trust Company (Colorado) - Trust Company



Item 25.       Indemnification.
               ---------------

        Article X of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present trustee or officer of the Trust. It states that the Registrant shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any claim, action suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.


Item 26.       Business and Other Connections of Investment Adviser.
               ----------------------------------------------------


     Registrant's  investment adviser,  GW Capital Management,  LLC ("GW Capital
Management"), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), which is a wholly-owned subsidiary of Great-West Lifeco, Inc.. GW Capital Management provides investment advisory services to various unregistered separate accounts of GWL&A and to Great-West Variable Annuity Account A and the Maxim Series Fund, Inc., which are registered investment companies. The directors/managers and officers of GW Capital Management have held, during the past two fiscal years, the following positions of a substantial nature.


Name                         Position(s)
----                         -----------



Mitchell T.G. Graye          Manager,   Chairman  and   President,   GW  Capital   Management;
                             Executive   Vice  President  and  Chief   Financial   Officer  of
                             Great-West  Life & Annuity  Insurance  Company (since June 1996);
                             Executive  Vice  President and Chief  Financial  Officer,  United
                             States  Operations,  The Great-West Life Assurance Company (since
                             June  1996);   Executive  Vice  President  and  Chief   Financial
                             Officer,  Alta Health & Life  Insurance  Company;  Executive Vice
                             President and Chief Financial  Officer,  First  Great-West Life &
                             Annuity  Insurance  Company;  Executive  Vice President and Chief
                             Financial  Officer,   GWL&A  Financial,   Inc.;   Executive  Vice
                             President,  Orchard  Trust  Company;  previously  Executive  Vice
                             President and Chief Operating  Officer,  Harris  Methodist Health
                             Plan (since March 1995);  Director,  Maxim Series Fund; Committee
                             Member,  Great-West Variable Annuity Account A; Trustee,  Orchard
                             Series Fund.

Wayne T. Hoffmann            Manager and Vice President, GW Capital Management; Vice President,
                             Investments, First Great-West Life & Annuity Insurance Company and
                             GWL&A; Manager, Orchard Capital Management, LLC.

S. Mark Corbett              Manager  and  Vice  President,   GW  Capital   Management;   Vice
                             President,   Investments,   First   Great-West   Life  &  Annuity
                             Insurance  Company GWL&A;  Manager,  Orchard Capital  Management,
                             LLC.


Douglas L. Wooden            Manager,  GW  Capital   Management;   Executive  Vice  President,
                             Financial Services,  Great-West,  GWL&A and First Great-West Life
                             & Annuity Insurance Company;  Director,  Chairman,  President and
                             Chief  Executive  Officer,  Orchard Trust Company;  President and
                             Director,    Financial   Administrative   Services   Corporation;
                             Director/Trustee,  Orchard Series Fund,  Maxim Series Fund, Inc.,
                             Great-West   Variable   Annuity   Account  A,   Orchard   Capital
                             Management, LLC and Orchard Trust Company.


Graham R. McDonald           Treasurer, GW Capital Management;  Treasurer,  Maxim Series Fund,
                             Inc.,  Orchard Series Fund,  Great-West  Variable Annuity Account
                             A; Vice President, Corporate Finance, GWL&A.

Beverly A. Byrne             Secretary,  GW Capital  Management;  Vice President,  Counsel and
                             Assistant   Secretary,   GWL&A,   GWL&A  Financial  Inc.,   First
                             Great-West  Life & Annuity  Insurance  Company  and Alta Health &
                             Life Insurance  Company;  Vice President,  Counsel and Secretary,
                             Financial  Administrative  Services Corporation;  Secretary,  One
                             Orchard   Equities,    Inc.,    Greenwood    Investments,    LLC,
                             BenefitsCorp   Equities,   Inc.,   BenefitsCorp,   Inc.,  Orchard
                             Capital   Management,   LLC,   National  Plan   Coordinators   of
                             Delaware,   Inc.,  NPC  Securities,   Inc.,  NPC   Administrative
                             Services  Corporation,  Renco,  Inc.,  Deferred  Compensation  of
                             Michigan,  Inc., National Plan Coordinators of Washington,  Inc.,
                             National  Plan  Coordinators  of  Ohio,  Inc.,  P.C.   Enrollment
                             Services  &  Insurance   Brokerage,   Inc.,   Great-West  Benefit
                             Services,  Inc.,  Great-West  Variable  Annuity  Account A, Maxim
                             Series Fund, Inc. and Orchard Series Fund.


Item 27.                     Principal Underwriter.
                             ---------------------

                             (a)    Not applicable.

                             (b)    The  principal  business  address  of  the  directors  and officers  of One  Orchard  Equities,  Inc.  named below is
                                    8515  East  Orchard  Road,  Greenwood  Village,   Colorado
                                    80111.


                                            Positions and Offices               Positions and Offices
                      Name                  with Underwriter                    with Registrant
                      ------                       ---------------------        -------------------
                      Steve Miller                 Director and President       None
                      Michael J. O'Brien           Director                     None
                      Steve Quenville              Director                     None
                      Mark Hackl                   Director                     None
                      Glen R. Derback              Treasurer                    Treasurer
                      Beverly A. Byrne             Secretary                    Secretary

                             (c)  Not applicable.


Item 28.Location of Accounts and Records.


All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Orchard Series Fund, 8515 East Orchard Road, Greenwood Village, Colorado 80111; GW Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111; Financial Administrative Services Corporation, 8515 East Orchard Road, Greenwood Village, Colorado 80111; CIC/HCM Asset Management, Inc., 633 West Fifth Street, Suite 1180, Los Angeles, California 90071; or Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, California 94105.


Item 29.  Management Services.
          -------------------

        Not applicable.





Item 30.  Undertakings.
          ------------


Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as it relates to the assistance to be rendered to shareholders with respect to the calling of a meeting to replace a trustee.



                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Orchard Series Fund certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Greenwood Village in the State of Colorado on the 27th day of February 2002.


                                            ORCHARD SERIES FUND


                                            /s/ W.T. McCallum
                                            ------------------------------------
                                            W.T. McCallum
President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                          Title                Date


/s/ W.T. McCallum_____________________________  President      February 27, 2002
W.T. McCallum                                   and Trustee


/s/ G. McDonald________________________________ Treasurer      February 27, 2002
G. McDonald


/s/ R.P. Koeppe*________________________________ Trustee       February 27, 2002
R.P. Koeppe


/s/ R. Jennings*________________________________ Trustee       February 27, 2002
R. Jennings


/s/ M.T.G. Graye_______________________________  Trustee       February 27, 2002
M.T.G. Graye


/s/ S. Zisman*__________________________________ Trustee       February 27, 2002
S. Zisman


*By:  /s/  B.A.  Byrne_____________________________
      B.A.  Byrne

Attorney-in-fact pursuant to Powers of Attorney filed under Post-Effective Amendment No. 1 to the Registration Statement


                                  EXHIBIT INDEX


Exhibit     Description

23          Powers of Attorney*
23(1)       Declaration of Trust**
23(2)       Bylaws**
23(c)       Instruments Defining Rights of Security Holders**
23(d)       Forms of Investment  Advisory  Agreement  (including  the Investment

            Advisory Agreement between Orchard Series Fund and GW
            Capital Management, LLC and the Sub-Advisory Agreement
            between GW Capital Management, LLC, CIC/HCM Asset
            Management, Inc., and Orchard Series Fund)+; Amendment
            to Investment Advisory Agreement ++; Sub-Advisory
            Agreement between GW Capital Management, LLC, Barclays
            Global Fund Advisors, and Orchard Series Fund (filed
            herewith).
23(e)       Form of Principal Underwriting Agreement+
23(g)       Form of Custodian Agreement+
23(h)       Form of Transfer Agency Agreement **
23(i)       Opinion of R.B. Lurie**
23(j)       Consent of Deloitte & Touche LLP (filed herewith)
23(l)       Form of Subscription Agreement.**
23(p)       Rule 17j-1  Codes of Ethics  (including  the GW Capital  Management,
            LLC Code of Ethics for Securities Transactions of Access Persons, the One Orchard Equities, Inc. Code of Ethics for Securities
            Transactions  of Access  Persons,  and the CIC/HCM Asset  Management
            Code of Ethics and Standards of Professional  Conduct)+;  Rule 17j-1
            Code of Ethics for Barclays Global Fund Advisors is incorporated by reference to Maxim Series Fund, Inc.'s Post-Effective Amendment No.
            72 to its  Registration  Statement filed on April 27, 2001 (File No.
            002-75503).



*       Filed with Post-Effective Amendment No. 1.
**      Filed with Pre-Effective Amendment No. 2.
+       Filed with Post-Effective Amendment No. 3
+*      Filed with Post-Effective Amendment. No. 8.
+       Filed with Post-Effective Amendment No. 9


--------
1 Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement dated January 28, 1997.
2 Incorporated by reference to Registrant's Post-Effective Amendment No.3 to its Registration Statement dated February 27, 1998.
3 Incorporated by reference to Registrant's Post-Effective Amendment No.9 to its Registration Statement dated June 8, 2000.
4 Incorporated by reference to Registrant's Post-Effective Amendment No.10 to its Registration Statement dated August 25, 2000.

                                  Exhibit 23(d)
                             SUB-ADVISORY AGREEMENT

     SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this 30th day of March, 2001 by and between G W Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Barclays Global Fund Advisors, a corporation organized under the laws of California, registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Orchard Series Fund, a Delaware Business Trust ("Orchard" or "the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to Orchard funds (the "Portfolios") listed in Schedule A attached hereto, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble
        The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
        The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

          (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;

          (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;

          (c) seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;

          (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

          (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

          (f) communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments ;

          (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

          (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;

          (i) maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;

          (j) arrange with the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios;

          (k) vote all shares held by the Portfolios.

        In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

        It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

        The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

        If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

     B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

        The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement.

     Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

     B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of the Fund's general administrative expenses. As stated above, the Sub-adviser shall not be responsible for the expenses of the Fund, including the following expenses: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser's overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and
distributing  prospectuses,   Statements of Additional Information,  reports,
notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders' and other meetings.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
        The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

        The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

        The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

        Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
        The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

        It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

        Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

        It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

                                   ARTICLE VI
                         Effectiveness of the Agreement
        The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios.

     ARTICLE VII Term of the Agreement; Amendment The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter
          (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement: (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;

     (c) may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and

     (d)  shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
        The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
        Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.

        The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                        Agreements, Representations and Indemnification
                         Related to Disclosure Documents
        A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

        B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

        The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

        C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

        If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

        Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

        D. The agreements, representations and indemnification contained in this
Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
        This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.
                                  ARTICLE XIII
                                  Severability
        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
        This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                   Non-Compete
        The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a "Customer") of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:
(a) not knowingly to utilize any confidential information regarding the Customer and/or its employees' participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser of its affiliates;
(b) not knowingly to attempt to contact the Customer without prior notification to the Adviser; and
(c) not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer's defined contribution plan(s).

        In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

        For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

        For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer's consideration.

The following situations are not subject to the provisions of this Section XV:
(a) Customer has a pre-existing relationship with Sub-adviser or an affiliate of Sub-adviser; or
(b) Sub-adviser or any of its affiliate makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer's case using publicly available information; or
(c)     no introduction to Customer is made.

                                   ARTICLE XVI
                                     Notices
        Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                              G W CAPITAL MANAGEMENT, LLC


 /s/ Beverly A. Byrne                 By:/s/ David G. McLeod
Name:   Beverly A. Byrne              Name:  David G. McLeod
                                      Title:     Treasurer
                                      Address:   8515 East Orchard Road
                                                 Greenwood Village, CO  80111
                                                    Attn:  Secretary



Witness:                              ORCHARD SERIES FUND


/s/ Beverly A. Byrne                  By:/s/ David G. McLeod
Name:   Beverly A. Byrne              Name:  David G. McLeod
                                      Title:    Treasurer
                                      Address:      8515 East Orchard Road
                                                    Greenwood Village, CO  80111
                                                    Attn:  Secretary


Witness:                              BARCLAYS GLOBAL FUND ADVISORS


/s/ Heather Minuk                      By:/s/ Michael E. Fisher
Name:Heather Minuk                     Name:  Michael E. Fisher
                                       Title:    Managing Director

                                       By:/s/ Marcia S. Hayes
                                       Name:  Marcia S. Hayes
                                       Title:    Managing Director

                                       Address:      45 Fremont Street
                                                     San Francisco, CA 94105
                                                     Attn:  Legal Department





                                   Schedule A

Orchard DJIASM Index Fund
Orchard Index 600 Fund
Orchard Nasdaq-100 Index(R) Fund
Orchard S&P 500 Index(R) Fund





                                   Schedule B



Orchard Index 500, Orchard Index 600,
Orchard DJIASM Index, Orchard S&P 500 Index(R)Funds:First $2.250 billion  0.03%
                                                    Next $1.000 billion   0.02%
                                                    Over $3.250 billion   0.01%

                                  Exhibit 23(j)


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 13 to Registration Statement No. 333-9217 of Orchard Series Fund (including Orchard DJIASM Index Fund, Orchard Index 600 Fund, Orchard Money Market Fund, Orchard Nasdaq-100 Index(R) Fund, Orchard S&P 500 Index(R) Fund, and Orchard Value Fund) (collectively, the "Series") on Form N-1A of our report dated November 30, 2001, appearing in the Annual Report to Stockholders of the Series for the year ended October 31, 2001.

We also consent to the reference to us under the headings "Financial Highlights" in the Prospectuses and "Financial Statements" and "Independent Auditors" in the Statement of Additional Information, which are part of such Registration Statement.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2002